UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04375

Name of Fund:  BlackRock Multi-State Municipal Series Trust
               BlackRock Florida Municipal Bond Fund
               BlackRock New Jersey Municipal Bond Fund
               BlackRock Pennsylvania Municipal Bond Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Multi-State Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 07/31/06

Item 1 - Report to Stockholders

Annual Reports (As Restated)
July 31, 2006

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Of Merrill Lynch Multi-State Municipal Series Trust

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund

--------------------------------------------------------------------------------
The financial statements and financial highlights in this report have been restated as described in Note 9 to the financial statements. Other information in this report affected by the restatement has been revised.
--------------------------------------------------------------------------------

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Board of Trustees and shareholders have approved new investment advisory agreements with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.


2                ANNUAL REPORTS                 JULY 31, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

* $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.


                 ANNUAL REPORTS                 JULY 31, 2006                3

A Discussion With Your Funds' Portfolio Managers

      The Funds adopted a neutral stance on interest rates as the Federal Reserve Board approached a pause in its prolonged interest rate tightening campaign.

Discuss the recent market environment relative to municipal bonds.

During the past 12 months, long-term bond yields rose sharply while their prices, which move in the opposite direction, declined. The drop in bond prices largely reflects investors' focus on solid economic growth. Despite a decline in gross domestic product growth between the first and second quarters of 2006, U.S. economic activity so far this year has outpaced the 3.2% annual growth rate posted in 2005. Rising commodity prices also have stoked inflationary fears, further weighing on bond prices.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the past year, bringing the federal funds rate to 5.25%. Consequently, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Overall, 30-year U.S. Treasury bond yields rose 60 basis points (.60%) during the 12-month period to 5.07%, while 10-year U.S. Treasury note yields rose 71 basis points to 4.99%. Municipal bond yields also rose in recent months, although the tax-exempt market's strong technical position provided significant price support. This allowed municipal bond prices to decline less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose just 12 basis points to 4.47%, and yields on AAA-rated issues maturing in 10 years rose 33 basis points to 3.99%.

The rise in yields prompted a revival in investor demand for municipal bonds. The increased demand also was triggered by seasonal factors that served to generate large cash flows into investor accounts. Investors received more than $40 billion in June and July from coupon income and the proceeds from bond maturities and early redemptions. Consequently, municipal bond fund flows have continued to be supportive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of over $6.5 billion in the first six months of 2006, compared to $2.5 billion during the same period in 2005.

Also contributing to the outperformance of the municipal bond market has been declines in new issuance. During the past six months, more than $189 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the same period a year earlier. Recent declines in issuance have largely been the result of a 57% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt issues increasingly problematic, as the potential economic savings have rapidly diminished. In addition, the improved fiscal condition of many state and local governments has resulted in lower borrowing trends, with many new municipal capital projects being financed from existing budget surpluses. The declines in issuance have led many analysts to lower their annual issuance forecasts to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

Looking ahead, municipal market fundamentals are likely to remain favorable, leading us to expect the tax-exempt market to perform at least as well as comparable U.S. Treasury issues. Attractive yield ratios have continued to draw both retail and institutional investors to the municipal market. Based on this, and the prospect for reduced annual issuance in 2006, we believe the municipal market should continue to perform well in the coming months.


4                ANNUAL REPORTS                 JULY 31, 2006

Merrill Lynch Florida Municipal Bond Fund

Describe conditions in the State of Florida.

Florida maintains ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. Governor Jeb Bush has proposed a $70.8 billion budget for fiscal year 2006 - 2007, representing an increase of $4.5 billion from the prior year. The budget reflects spending constraints, tax cuts, bolstered reserves and increased revenue growth, while keeping spending below anticipated personal income growth. Because the state's increased revenue sources are not all permanent, funds will be set aside to finance new programs in the future.

Fiscal discipline has allowed the state to offer tax relief to its residents and businesses in the form of tax credits, tax-free shopping days and reduced sales tax on equipment. Three areas of the budget account for 90% of the state's total expenditures: education at 49%, health and human services at 27% and public safety at 14%. Florida was projected to end fiscal year 2005 - 2006 with an operating surplus and increases in both general fund reserves and the budget stabilization fund. This year represented the last in which the state would impose the intangible tax on all Floridians. Although the tax is not a major revenue stream, no new tax has been proposed, and it is too early to determine if the loss of the intangible tax will have a meaningful effect on the state's finances.

Florida's economy continues to outperform that of both the nation and other southern states. Job creation among diversified industries has encouraged migration into the state, promoting diverse demographic trends. Although national economic trends have put pressure on the state, we believe Florida is well positioned given its record of proactive management and financial flexibility.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2006, Merrill Lynch Florida Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.49%, +2.08%, +1.98% and +2.60%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +2.55% and the Lipper Florida Municipal Debt Funds category posted an average return of +2.43%. The Lehman Brothers Municipal Bond Index measures the performance of municipal bonds in all 50 states whereas the Lipper category tracks funds that limit their investment to those securities exempt from taxation in the State of Florida.

The Fund provided competitive returns for the 12-month period, reflecting a continuation of the trends discussed in our semi-annual report to shareholders. Performance was driven by our positions in land-secured bonds, an area of the market we have favored for several years. These issues outperformed as credit spreads (versus higher-quality issues of comparable maturity) narrowed over the past 12 months. In addition, most of our holdings in this sector are in the long end of the yield curve, which continued to outperform the rest of the curve as it flattened. These land-secured bonds also have an attractive yield component. This complements our long-term commitment to providing shareholders with an above-average yield, and continued to provide an incremental advantage to the portfolio.

What changes were made to the portfolio during the period?

For most of the year, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available. This was consistent with our goal of increasing the income provided to shareholders and muting the Fund's net asset value volatility, particularly as the yield curve flattened. However, as the year progressed, we began to see some opportunity in the 15-year - 20-year area of the curve. This maturity range suffered most under the weight of the Fed's interest rate hikes and, we believe, could be poised for strong relative performance as the yield curve resteepens.

Issuance of Florida municipal bonds increased approximately 31% during the period compared to the same 12 months a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues offered yields below 5%. We were not inclined to give up bonds booked in the portfolio at higher yields in order to take advantage of the new-issue calendar. Importantly, we remained fully invested throughout the year in order to augment yield and cautiously took advantage of the Fund's uninsured basket in adding higher-yielding credits to the portfolio.


                 ANNUAL REPORTS                 JULY 31, 2006                5

How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. We are continuing in our efforts to increase the Fund's exposure to bonds with maturities in the 10-year - 20-year range. At the same time, to enhance yield, we are looking to add some 20-year - 30-year bonds with coupons in the area of 5.25%, without paying a premium to the AAA scale.

Although the Fed paused in its interest rate-hiking campaign on August 8, 2006, leaving the federal funds rate unchanged at 5.25%, the central bank has indicated that it will continue to look at economic and inflationary data for signposts in determining future monetary policy. As such, we would expect the U.S. equity and bond markets to remain volatile as investors continue to anticipate and react to economic data and Fed actions. Against this backdrop, we will continue to maintain a fully invested portfolio and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.

Merrill Lynch New Jersey Municipal Bond Fund

Describe conditions in the State of New Jersey.

Jon Corzine claimed victory in the state's November gubernatorial election and, upon beginning his term in January, immediately faced the challenges of the fiscal year 2007 budget. By the end of the second calendar quarter, New Jersey failed to adopt a balanced budget for the new fiscal year (beginning July 1). The point of contention was Governor Corzine's proposal to raise the state sales tax to 7% from 6%. In light of the impasse, the governor ordered a shutdown of non-essential state services for several days in early July until an agreement could be reached with the State Assembly. In the past, deficit financing had served as one alternative to deadlocked budget negotiations; however, the New Jersey Supreme Court had recently prohibited the state from borrowing in order to balance budgets. Nevertheless, throughout the shutdown, the rating agencies maintained the state's ratings and outlook.

Ultimately, a $31 billion budget was adopted for fiscal year 2007. The 1% sales tax increase was implemented and is expected to generate roughly $1.2 billion in income. As part of the agreement with the Assembly, one-half of the new sales tax receipts will be allocated to property tax rebates. The budget also includes tax increases and surcharges on various items, such as cigarettes, car rentals and luxury goods. Other key components in reducing the projected $4.5 billion budget gap included approximately $2 billion in spending reductions and freezes. The budget keeps state aid to municipalities and school districts essentially flat for another year and, as such, local property taxes are likely to increase. The budget also contributes $1.1 billion into the state pension system, exceeding the entire amount allocated in the past 10 years. The adopted budget significantly reduces reliance on one-time revenues and, therefore, is more structurally balanced than the state's last several budgets -- a positive from a credit rating perspective.

New Jersey has a high and growing debt burden compared to similarly rated states. In addition, the state recently started a five-year, $6 billion debt financing program for transportation projects, and funding of billions of dollars in court-mandated school construction projects is yet to be determined.


6                ANNUAL REPORTS                 JULY 31, 2006

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2006, Merrill Lynch New Jersey Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +3.55%, +3.03%, +2.83% and +3.46%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) For the same period, the Lehman Brothers Municipal Bond Index returned +2.55% and the Fund's comparable Lipper category of New Jersey Municipal Debt Funds posted an average return of +2.19%. Unlike the Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationally, the Lipper category consists of funds that limit their investment to securities exempt from taxation in the State of New Jersey.

Fund performance benefited from the continued contraction of credit spreads in the municipal market, which had a favorable impact on our positions in high yield, lower-rated and unrated municipal securities. The greatest contribution to performance came from the Fund's positions in airline-related debt. Spread compression in this sector served to enhance the Fund's total return while also facilitating a competitive distribution yield. Additionally, our yield curve strategy, which involved significant exposure to longer-dated securities for much of the year, continued to benefit performance as the curve flattened and the longer end outperformed.

What changes were made to the portfolio during the period?

We pursued a fairly conservative investment strategy with respect to interest rate exposure throughout the past 12 months, maintaining a neutral to somewhat defensive duration for a good portion of the year. Typically, this was achieved through the use of hedging strategies, which allowed us to continue to focus on longer-dated bonds without extending the overall duration of the portfolio.

For most of the fiscal year, the portfolio was positioned for the yield curve flattening we had anticipated. We saw little need to make significant changes as the Fed tirelessly increased interest rates and the long end of the curve outperformed. In more recent months, however, as the Fed approached the end of its monetary tightening campaign and the curve appeared ready to resteepen, we began to see opportunities in the intermediate maturity range. This is an area that had suffered most as rates rose and, in a resteepening scenario, could be positioned for strong relative performance. To take advantage, in the final three months of the fiscal year, we focused mainly on trimming some of the short-term investments in the portfolio, particularly bonds that are callable or likely to be called within the next year or two. With the proceeds, we invested in bonds in the 10-year - 15-year portion of the curve. Despite a decline in new municipal bond issuance, we had little trouble finding opportunities in this maturity range.

In terms of the Fund's credit profile, we made inroads in pursuit of a more conservative profile by reducing exposure to some of our lower-rated credits. We will continue to reduce exposure to the high yield sector, as we believe the cycle of outperformance is nearing an end.

How would you characterize the Fund's position at the close of the period?

At the end of the period, the Fund remained relatively neutral with respect to interest rate risk. As mentioned earlier, our yield curve outlook changed toward the end of the period on speculation that the Fed may be close to ending its monetary tightening program. This pause in policy tightening came on August 8, 2006, affirming our revised yield curve strategy. Still, there remains uncertainty as to whether the Fed will pursue additional interest rate hikes down the road, as Chairman Bernanke and the governors have indicated that they will let the economic and inflationary data guide their interest rate decisions. Having said that, the consensus expectation is that economic growth will continue to moderate, thereby alleviating inflationary pressures and discouraging the Fed from pursuing further interest rate hikes. In general, the Fed's pause leaves us feeling somewhat more constructive on the market, and we will look for opportunities to reposition the portfolio in accordance with that view.


                 ANNUAL REPORTS                 JULY 31, 2006                7

A Discussion With Your Funds' Portfolio Managers (concluded)

Merrill Lynch Pennsylvania Municipal Bond Fund

Describe conditions in the Commonwealth of Pennsylvania.

Pennsylvania continued to protect its Aa2/AA/AA credit profile, as assigned by the three major credit-rating agencies, through conservative budgeting practices, a more diversified service economy and maintenance of a relatively low debt burden. Importantly, Governor Ed Rendell's economic stimulus plans over the next several years include $2 billion in debt issuance to fund programs ranging from venture capital guarantees and real estate development to strengthening the tourism and agricultural bases. While planned debt issuance is substantial and appropriation-backed financing is a departure from historical practice, the commonwealth's policy is to keep debt service to no more than 4% of revenues.

Pennsylvania's General Fund budget for 2006 - 2007 is $26.1 billion, an increase of 5.8% over the prior period's available budget. Not surprisingly in this gubernatorial election year, the 2006 - 2007 budget has no new taxes or tax increases. Instead, there are provisions for some small business tax cuts and a senior property tax rebate program. Under newly enacted Act 1, expanded property tax rebates will initially be financed by a state lottery surplus from newly legalized slot machines. The new gaming revenues are expected to flow in 2008, providing for an estimated average reduction of $200 in homeowners' school property tax bills. Furthermore, Act 1 requires school boards to seek voter approval for tax increases that exceed inflation except for certain reasons. In addition, the law requires most school districts in 2007 to ask voters whether they want to cut property taxes further by increasing local income taxes.

From a fiscal perspective, fiscal year 2006 revenue collections were $864 million, or 3.5% above original estimates. This was primarily led by strength in corporate and personal income tax collections. On the employment front, broad-based job growth continues to be a favorable trend in the Keystone State. Pennsylvania's unemployment rate was 4.8% in May 2006, down from 5.0% in May 2005. Personal income growth of 1.5% trailed the U.S. average growth rate of 2.3% (in the fourth quarter of 2005), but overall reflects a wealth level on par with the nation.

How did the Fund perform during the fiscal year?

For the 12-month period ended July 31, 2006, Merrill Lynch Pennsylvania Municipal Bond Fund's Class A, Class B, Class C and Class I Shares had total returns of +2.49%, +2.07%, +2.06% and +2.59%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 10 - 13 of this report to shareholders.) For the same period, the benchmark Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +2.55%. The Lipper Pennsylvania Municipal Debt Funds category had an average return of +2.10% for the 12-month period. Unlike the Lehman Brothers Municipal Bond Index, the Lipper category consists of funds that limit their investment to those securities exempt from taxation in Pennsylvania.

The Fund's competitive returns were driven by our focus on the long end of the yield curve, which outperformed the shorter end as the curve continued to flatten. Furthermore, recent performance has largely reflected the Fund's above-average income component compared to its peers, and strong price performance in the portfolio's lower-rated issues. As credit spreads continued to contract in the municipal bond market, lower-quality issues outperformed. Detracting from performance in the first half of the fiscal year was the early call of a large position representing 4% of the portfolio and with an average coupon of 6.87%. Such yields were not available in the prevailing environment, forcing us to reinvest the proceeds in issues with average coupons of about 5%.

What changes were made to the portfolio during the period?

We made few changes to the portfolio during the 12-month period. We focused primarily on protecting the Fund's net asset value and providing shareholders with above-average income. We continued to emphasize longer-dated bonds, typically in the 25-year - 30-year maturity range, as the yield curve flattened. The long end of the curve remained fairly steep and also has been less subject to bouts of volatility, allowing us the opportunity to add incremental yield while also muting the Fund's price volatility.


8                ANNUAL REPORTS                 JULY 31, 2006

For the most part, new issues in Pennsylvania consisted of shorter-dated, high-quality bonds, which didn't meet our desired investment characteristics. During the second quarter of 2006, issuance by Pennsylvania municipalities was down 15%, while national bond issuance levels were little changed. Approximately 1.5% of the Fund's assets were called during the second quarter of 2006. The proceeds from these calls were used to purchase insured issues in the 25-year - 30-year maturity range.

We maintained ample exposure to tax-exempt bonds issued by the Commonwealth of Puerto Rico. We believe the case for continued investment in Puerto Rico bonds remains strong, as its legislature has recently undertaken significant measures in an effort to boost the commonwealth's credit quality.

How would you characterize the Fund's position at the close of the period?

We expect the bond market to remain volatile until economic conditions in the United States stabilize. It appears that domestic economic activity is slowing, but it is not yet clear whether it is doing so at a rate slow enough to allay inflationary fears. The Fed acknowledged the slowing economic growth when it opted not to raise the federal funds rate at its meeting on August 8. However, as long as the balance between slowing economic growth and above-trend inflation remains unresolved, we expect price volatility in the bond market to persist. The municipal market will not be immune from these fluctuations, although price volatility in tax-exempt issues is expected to be less than that seen in taxable issues.

We believe retail and institutional demand for tax-exempt issues is likely to remain strong in the current interest rate environment. Given the strong technical position of the municipal market, we believe intermediate tax-exempt bond yields are at, or near, peak levels. As a result, we expect to shift our focus from longer-dated bonds to the intermediate maturity range in the coming months.

Robert D. Sneeden
Vice President and Portfolio Manager
Merrill Lynch Florida Municipal Bond Fund

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
Merrill Lynch New Jersey Municipal Bond Fund

William R. Bock

Vice President and Portfolio Manager
Merrill Lynch Pennsylvania Municipal Bond Fund

August 18, 2006


                 ANNUAL REPORTS                 JULY 31, 2006                9

Performance Data

About Fund Performance

Investors are able to purchase shares of the Funds through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, each Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds' Investment Adviser agreed to reimburse a portion of its fee. Without such reimbursement, the Funds' performance may have been lower.

Recent Performance Results

                                                                  6-Month           12-Month          10-Year         Standardized
As of July 31, 2006                                             Total Return      Total Return      Total Return      30-Day Yield
==================================================================================================================================
ML Florida Municipal Bond Fund Class A Shares*                     +1.25%            +2.49%           +68.99%             3.91%
----------------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class B Shares*                     +1.05             +2.08            +62.27              3.67
----------------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class C Shares*                     +1.00             +1.98            +60.68              3.57
----------------------------------------------------------------------------------------------------------------------------------
ML Florida Municipal Bond Fund Class I Shares*                     +1.31             +2.60            +70.67              4.18
----------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class A Shares*                  +2.24             +3.55            +65.81              3.76
----------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares*                  +2.03             +3.03            +59.20              3.51
----------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares*                  +1.89             +2.83            +57.49              3.42
----------------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class I Shares*                  +2.19             +3.46            +67.29              4.02
----------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class A Shares*                +1.62             +2.49            +68.40              3.98
----------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class B Shares*                +1.33             +2.07            +61.55              3.75
----------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class C Shares*                +1.37             +2.06            +60.08              3.65
----------------------------------------------------------------------------------------------------------------------------------
ML Pennsylvania Municipal Bond Fund Class I Shares*                +1.58             +2.59            +69.92              4.26
----------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                             +1.20             +2.55            +76.07                --
----------------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.


10                ANNUAL REPORTS                 JULY 31, 2006

Performance Data (continued)           Merrill Lynch Florida Municipal Bond Fund

FL, NJ, PA Muni Bond
Merrill Lynch Florida Municipal Bond Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1996 to July 2006:

            ML Florida Municipal        ML Florida Municipal      ML Florida Municipal      ML Florida Municipal     Lehman Brothers
                    Bond Fund+--                Bond Fund+--              Bond Fund+--              Bond Fund+--      Municipal Bond
                 Class A Shares*             Class B Shares*           Class C Shares*           Class I Shares*             Index++
7/96                      $9,600                     $10,000                   $10,000                   $10,000             $10,000
7/97                     $10,549                     $10,943                   $10,933                   $10,999             $11,025
7/98                     $11,127                     $11,496                   $11,474                   $11,613             $11,686
7/99                     $11,292                     $11,619                   $11,585                   $11,797             $12,022
7/00                     $11,468                     $11,754                   $11,706                   $11,994             $12,541
7/01                     $12,582                     $12,830                   $12,780                   $13,158             $13,804
7/02                     $13,313                     $13,520                   $13,441                   $13,936             $14,731
7/03                     $13,800                     $13,972                   $13,876                   $14,475             $15,262
7/04                     $14,659                     $14,767                   $14,665                   $15,376             $16,145
7/05                     $15,829                     $15,896                   $15,757                   $16,635             $17,169
7/06                     $16,223                     $16,227                   $16,068                   $17,067             $17,607

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Florida Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of Florida, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/06                               +2.49%           -1.61%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             +5.21            +4.36
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +5.39            +4.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 7/31/06                                  +2.08%         -1.84%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.81          +4.48
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.96          +4.96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 7/31/06                                  +1.98%         +1.00%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.69          +4.69
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.86          +4.86
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                         Return
================================================================================
One Year Ended 7/31/06                                                 +2.60%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                               +5.34
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                                +5.49
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


                 ANNUAL REPORTS                 JULY 31, 2006                11

Performance Data (continued)        Merrill Lynch New Jersey Municipal Bond Fund

Merrill Lynch New Jersey Municipal Bond Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1996 to July 2006:

        ML New Jersey Municipal   ML New Jersey Municipal    ML New Jersey Municipal     ML New Jersey Municipal     Lehman Brothers
                   Bond Fund+--              Bond Fund+--               Bond Fund+--                Bond Fund+--      Municipal Bond
                Class A Shares*           Class B Shares*            Class C Shares*             Class I Shares*             Index++
7/96                     $9,600                   $10,000                    $10,000                     $10,000             $10,000
7/97                    $10,535                   $10,939                    $10,918                     $10,995             $11,025
7/98                    $11,111                   $11,481                    $11,457                     $11,597             $11,686
7/99                    $11,258                   $11,596                    $11,561                     $11,773             $12,022
7/00                    $11,308                   $11,588                    $11,542                     $11,825             $12,541
7/01                    $12,471                   $12,741                    $12,666                     $13,068             $13,804
7/02                    $12,997                   $13,225                    $13,134                     $13,633             $14,731
7/03                    $13,356                   $13,534                    $13,428                     $14,007             $15,262
7/04                    $14,041                   $14,170                    $14,059                     $14,755             $16,145
7/05                    $15,373                   $15,451                    $15,315                     $16,170             $17,169
7/06                    $15,918                   $15,920                    $15,749                     $16,729             $17,607

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML New Jersey Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/06                               +3.55%           -0.59%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             +5.00            +4.15
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +5.19            +4.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 7/31/06                                  +3.03%         -0.94%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.56          +4.22
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.76          +4.76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 7/31/06                                  +2.83%         +1.84%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.45          +4.45
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.65          +4.65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                         Return
================================================================================
One Year Ended 7/31/06                                                 +3.46%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                               +5.06
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                                +5.28
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


12                ANNUAL REPORTS                 JULY 31, 2006

Performance Data (concluded)      Merrill Lynch Pennsylvania Municipal Bond Fund

Merrill Lynch Pennsylvania Municipal Bond Fund -- Edgar

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from July 1996 to July 2006:

      ML Pennsylvania Municipal   ML Pennsylvania Municipal   ML Pennsylvania Municipal   ML Pennsylvania Municipal  Lehman Brothers
                   Bond Fund+--                Bond Fund+--                Bond Fund+--                Bond Fund+--   Municipal Bond
                Class A Shares*             Class B Shares*             Class C Shares*             Class I Shares*          Index++
7/96                     $9,600                     $10,000                     $10,000                     $10,000          $10,000
7/97                    $10,523                     $10,917                     $10,906                     $10,973          $11,025
7/98                    $11,152                     $11,523                     $11,500                     $11,630          $11,686
7/99                    $11,298                     $11,615                     $11,580                     $11,793          $12,022
7/00                    $11,553                     $11,840                     $11,792                     $12,083          $12,541
7/01                    $12,652                     $12,914                     $12,850                     $13,246          $13,804
7/02                    $13,474                     $13,698                     $13,616                     $14,121          $14,731
7/03                    $13,972                     $14,133                     $14,034                     $14,642          $15,262
7/04                    $14,720                     $14,843                     $14,724                     $15,455          $16,145
7/05                    $15,773                     $15,827                     $15,685                     $16,563          $17,169
7/06                    $16,166                     $16,155                     $16,008                     $16,992          $17,607

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment grade obligations issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/06                               +2.49%           -1.61%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                             +5.02            +4.17
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                              +5.35            +4.92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 7/31/06                                  +2.07%         -1.85%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.58          +4.24
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.91          +4.91
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 7/31/06                                  +2.06%         +1.08%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                +4.49          +4.49
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                 +4.82          +4.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                         Return
================================================================================
One Year Ended 7/31/06                                                 +2.59%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                               +5.11
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                                +5.44
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


                 ANNUAL REPORTS                 JULY 31, 2006                13

Disclosure of Expenses (As Restated. See Note 9)

Shareholders of each Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2006 and held through July 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the Actual tables below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Each of the Hypothetical tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the Hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


14                ANNUAL REPORTS                 JULY 31, 2006

                                       Merrill Lynch Florida Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                               $1,000                $1,012.50                 $   5.59
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,010.50                 $   7.58
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,010.00                 $   8.07
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,013.10                 $   5.09
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                               $1,000                $1,019.24                 $   5.61
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,017.26                 $   7.60
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,016.76                 $   8.10
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,019.74                 $   5.11
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Class A, 1.52% for Class B, 1.62% for Class C and 1.02% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Excluding Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A $1,000                                                        $1,000                $1,012.50                 $   4.39
------------------------------------------------------------------------------------------------------------------------------------
Class B $1,000                                                        $1,000                $1,010.50                 $   6.43
------------------------------------------------------------------------------------------------------------------------------------
Class C $1,000                                                        $1,000                $1,010.00                 $   6.93
------------------------------------------------------------------------------------------------------------------------------------
Class I $1,000                                                        $1,000                $1,013.10                 $   3.89
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A $1,000                                                        $1,000                $1,020.44                 $   4.41
------------------------------------------------------------------------------------------------------------------------------------
Class B $1,000                                                        $1,000                $1,018.40                 $   6.46
------------------------------------------------------------------------------------------------------------------------------------
Class C $1,000                                                        $1,000                $1,017.91                 $   6.95
------------------------------------------------------------------------------------------------------------------------------------
Class I $1,000                                                        $1,000                $1,020.93                 $   3.91
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Class A, 1.29% for Class B, 1.39% for Class C and .78% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


                 ANNUAL REPORTS                 JULY 31, 2006                15

                                    Merrill Lynch New Jersey Municipal Bond Fund

Including Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                               $1,000                $1,022.40                 $   5.06
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,020.30                 $   7.06
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,018.90                 $   7.56
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,021.90                 $   4.56
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                               $1,000                $1,019.79                 $   5.06
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,017.80                 $   7.05
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,017.31                 $   7.55
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,020.28                 $   4.56
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.01% for Class A, 1.41% for Class B, 1.51% for Class C and .91% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Excluding Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                               $1,000                $1,022.40                 $   4.46
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,020.30                 $   6.51
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,018.90                 $   7.01
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,021.90                 $   3.96
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                               $1,000                $1,020.39                 $   4.46
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,018.35                 $   6.51
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,017.86                 $   7.00
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,020.88                 $   3.96
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.89% for Class A, 1.30% for Class B, 1.40% for Class C and .79% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


16                ANNUAL REPORTS                 JULY 31, 2006

Disclosure of Expenses (As Restated. See Note 9) (concluded)
                                  Merrill Lynch Pennsylvania Municipal Bond Fund

        Including Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                               $1,000                $1,016.20                 $   6.60
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,013.30                 $   8.64
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,013.70                 $   9.09
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,015.80                 $   6.10
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                               $1,000                $1,018.25                 $   6.61
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,016.22                 $   8.65
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,015.77                 $   9.10
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,018.75                 $   6.11
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.32% for Class A, 1.73% for Class B, 1.82% for Class C and 1.22% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

Excluding Interest Expense and Fees

                                                                                                                    Expenses Paid
                                                                     Beginning               Ending               During the Period*
                                                                   Account Value          Account Value           February 1, 2006
                                                                  February 1, 2006        July 31, 2006           to July 31, 2006
====================================================================================================================================
Actual
====================================================================================================================================
Class A                                                               $1,000                $1,016.20                 $   4.80
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,013.30                 $   6.84
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,013.70                 $   7.34
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,015.80                 $   4.30
====================================================================================================================================
Hypothetical (5% annual return before expenses)**
====================================================================================================================================
Class A                                                               $1,000                $1,020.04                 $   4.81
------------------------------------------------------------------------------------------------------------------------------------
Class B                                                               $1,000                $1,018.01                 $   6.85
------------------------------------------------------------------------------------------------------------------------------------
Class C                                                               $1,000                $1,017.51                 $   7.35
------------------------------------------------------------------------------------------------------------------------------------
Class I                                                               $1,000                $1,020.54                 $   4.31
------------------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.96% for Class A, 1.37% for Class B, 1.47% for Class C and .86% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


                 ANNUAL REPORTS                 JULY 31, 2006                17

Portfolio Information as of July 31, 2006 (As Restated. See Note 9)

Merrill Lynch Florida Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...........................................      66.8%
Prerefunded Bonds* ............................................      23.8
General Obligation Bonds ......................................       7.2
Other** .......................................................       2.2
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .......................................................      55.3%
AA/Aa .........................................................       4.0
A/A ...........................................................       8.7
BBB/Baa .......................................................       8.9
NR (Not Rated) ................................................      19.2
Other* ........................................................       3.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in mutual funds, variable rate demand notes and short-term investments.

Merrill Lynch New Jersey Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...........................................      78.7%
General Obligation Bonds ......................................      16.1
Prerefunded Bonds* ............................................       3.2
Other** .......................................................       2.0
--------------------------------------------------------------------------------
*     Backed by an escrow fund.
** Includes portfolio holdings in variable rate demand notes and short-term investments.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .......................................................      54.1%
AA/Aa .........................................................       8.8
A/A ...........................................................       9.6
BBB/Baa .......................................................      11.6
BB/Ba .........................................................       2.7
B/B ...........................................................       3.5
CCC/Caa .......................................................       2.1
NR (Not Rated) ................................................       5.7
Other* ........................................................       1.9
--------------------------------------------------------------------------------
* Includes portfolio holdings in variable rate demand notes and short-term investments.

Merrill Lynch Pennsylvania Municipal Bond Fund

                                                                Percent of Total
Distribution by Market Sector                                     Investments
--------------------------------------------------------------------------------
Other Revenue Bonds ...........................................      70.0%
General Obligation Bonds ......................................      15.6
Prerefunded Bonds** ...........................................      12.9
Other* ........................................................       1.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.
**    Backed by an escrow fund.

Quality Ratings by                                              Percent of Total
S&P/Moody's                                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .......................................................      39.6%
AA/Aa .........................................................      13.5
A/A ...........................................................       3.8
BBB/Baa .......................................................      28.8
BB/Ba .........................................................       3.3
CCC/Caa .......................................................       0.9
NR (Not Rated) ................................................       8.5
Other* ........................................................       1.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


18                ANNUAL REPORTS                 JULY 31, 2006

Schedule of Investments as of July 31, 2006 (As Restated. See Note 9)
                        Merrill Lynch Florida Municipal Bond Fund (in Thousands)

     Face
   Amount   Municipal Bonds                                               Value
================================================================================
Florida --79.8%
--------------------------------------------------------------------------------
   $1,095   Altamonte Springs, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health
            Systems -- Sunbelt), 7% due 10/01/2014 (e)                   $ 1,322
--------------------------------------------------------------------------------
    1,230   Ballantrae, Florida, Community Development District,
            Capital Improvement Revenue Bonds,
            6% due 5/01/2035                                               1,281
--------------------------------------------------------------------------------
    1,130   Broward County, Florida, Educational Facilities
            Authority Revenue Bonds (Nova Southeastern
            University), 5% due 4/01/2031 (c)                              1,161
--------------------------------------------------------------------------------
    1,000   Cape Coral, Florida, Special Obligation Revenue Bonds,
            5% due 10/01/2033 (j)                                          1,032
--------------------------------------------------------------------------------
      550   Capital Trust Agency, Florida, Air Cargo Revenue Bonds,
            AMT, 6.25% due 1/01/2019                                         582
--------------------------------------------------------------------------------
            Citrus County, Florida, Hospital Board Revenue
            Refunding Bonds (Citrus Memorial Hospital):
      930     6.25% due 8/15/2023                                          1,002
    1,500     6.375% due 8/15/2032                                         1,618
--------------------------------------------------------------------------------
    1,000   Cypress Lakes, Florida, Community Development
            District, Special Assessment Bonds, Series A,
            6% due 5/01/2034                                               1,044
--------------------------------------------------------------------------------
    1,500   Fiddlers Creek, Florida, Community Development
            District Number 2, Special Assessment Revenue Bonds,
            Series A, 6.375% due 5/01/2035                                 1,588
--------------------------------------------------------------------------------
    1,165   Florida HFA, Homeowner Mortgage Revenue Bonds,
            AMT, Series 3, 6.35% due 7/01/2028 (g)(j)                      1,194
--------------------------------------------------------------------------------
      525   Florida Housing Finance Corporation, Homeowner
            Mortgage Revenue Refunding Bonds, AMT, Series 4,
            6.25% due 7/01/2022 (h)                                          534
--------------------------------------------------------------------------------
    1,383   Florida State Board of Education, Lottery Revenue
            Bonds, DRIVERS, Series 222, 8.534%
            due 7/01/2017 (f)(m)                                           1,651
--------------------------------------------------------------------------------
    1,000   Halifax Hospital Medical Center, Florida, Hospital
            Revenue Refunding Bonds, Series A, 5%
            due 6/01/2038                                                    995
--------------------------------------------------------------------------------
      965   Harbor Bay, Florida, Community Development District,
            Capital Improvement Special Assessment Revenue
            Bonds, Series A, 7% due 5/01/2033                              1,040
--------------------------------------------------------------------------------
      135   Heritage Isles Community Development District, Florida,
            Special Assessment Revenue Refunding Bonds,
            5.90% due 11/01/2006                                             136
--------------------------------------------------------------------------------
    2,000   Hernando County, Florida, School Board, COP,
            5% due 7/01/2035 (j)                                           2,057
--------------------------------------------------------------------------------
            Highlands County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Adventist Health System):
    3,500       Series A, 6% due 11/15/2011 (k)                            3,876
    1,000       Series C, 5.25% due 11/15/2036                             1,033
--------------------------------------------------------------------------------
            Hillsborough County, Florida, IDA, Exempt Facilities
            Revenue Bonds (National Gypsum Company), AMT:
    1,000       Series A, 7.125% due 4/01/2030                             1,099
    1,750       Series B, 7.125% due 4/01/2030                             1,923
--------------------------------------------------------------------------------
    1,000   Hillsborough County, Florida, School Board, COP,
            Refunding, Series A, 5% due 7/01/2026 (j)                      1,030
--------------------------------------------------------------------------------
            Jacksonville, Florida, Economic Development
            Commission, Health Care Facilities Revenue Bonds
            (Mayo Clinic -- Jacksonville):
    1,000       Series A, 5.50% due 11/15/2036                             1,058
    1,000       Series A, 5.50% due 11/15/2036 (j)                         1,066
    2,000       Series B, 5.50% due 11/15/2036                             2,115
      410       Series B, 5.50% due 11/15/2036 (j)                           437
--------------------------------------------------------------------------------
    2,050   Jacksonville, Florida, Economic Development
            Commission, IDR (Metropolitan Parking Solutions
            Project), AMT, 5.875% due 6/01/2031 (a)                        2,209
--------------------------------------------------------------------------------
    1,200   Jacksonville, Florida, Guaranteed Entitlement Revenue
            Refunding and Improvement Bonds, 5.25%
            due 10/01/2032 (f)                                             1,258
--------------------------------------------------------------------------------
    1,520   Jacksonville, Florida, Sales Tax Revenue Bonds,
            5% due 10/01/2027 (j)                                          1,564
--------------------------------------------------------------------------------
    1,100   Lee County, Florida, School Board, COP, Series A,
            5% due 8/01/2024 (h)                                           1,146
--------------------------------------------------------------------------------
    1,000   Marco Island, Florida, Utility System Revenue Bonds,
            5% due 10/01/2033 (j)                                          1,028
--------------------------------------------------------------------------------
    2,320   Martin County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds (Martin Memorial Medical
            Center), Series A, 5.875% due 11/15/2032                       2,474
--------------------------------------------------------------------------------
    4,435   Miami-Dade County, Florida, Aviation Revenue Bonds,
            AMT, Series A, 5% due 10/01/2033 (h)                           4,486
--------------------------------------------------------------------------------
            Miami-Dade County, Florida, Expressway Authority, Toll System
            Revenue Bonds, Series B (f):
    2,495       5.25% due 7/01/2026                                        2,658
    3,450       5% due 7/01/2033                                           3,550
--------------------------------------------------------------------------------
    1,250   Miami-Dade County, Florida, Solid Waste System
            Revenue Bonds, 5.25% due 10/01/2030 (j)                        1,325
--------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio
holdings in the Schedules of
Investments, we have abbreviated
the names of many of the
securities according to the list
at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                 ANNUAL REPORTS                 JULY 31, 2006                19

                       Merrill Lynch Florida Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                               Value
================================================================================
Florida (continued)
--------------------------------------------------------------------------------
   $4,225   Miami-Dade County, Florida, Subordinate Special
            Obligation Revenue Bonds, Series A, 5.20%
            due 10/01/2032 (j)(o)                                        $ 1,078
--------------------------------------------------------------------------------
    1,000   Middle Village Community Development District,
            Florida, Special Assessment Bonds, Series A, 6%
            due 5/01/2035                                                  1,041
--------------------------------------------------------------------------------
    2,000   Midtown Miami, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series A,
            6.25% due 5/01/2037                                            2,168
--------------------------------------------------------------------------------
      990   Oak Creek, Florida, Community Development District,
            Special Assessment Bonds, 5.80% due 5/01/2035                  1,025
--------------------------------------------------------------------------------
      990   Old Palm Community Development District, Florida,
            Special Assessment Bonds (Palm Beach Gardens),
            Series A, 5.90% due 5/01/2035                                  1,032
--------------------------------------------------------------------------------
            Orange County, Florida, Health Facilities Authority,
            Hospital Revenue Bonds:
      500       (Adventist Health System), 6.25% due 11/15/2024              547
    2,705       (Orlando Regional Healthcare), 6%
                due 12/01/2012 (k)                                         3,008
--------------------------------------------------------------------------------
    1,500   Orlando and Orange County, Florida, Expressway
            Authority Revenue Bonds, Series B, 5%
            due 7/01/2035 (b)                                              1,537
--------------------------------------------------------------------------------
    1,000   Orlando, Florida, Greater Orlando Aviation Authority,
            Airport Facilities Revenue Bonds (JetBlue Airways Corp.),
            AMT, 6.375% due 11/15/2026                                     1,039
--------------------------------------------------------------------------------
            Orlando, Florida, Urban Community Development
            District, Capital Improvement Special Assessment Bonds:
    1,000       6.25% due 5/01/2034                                        1,066
      960       Series A, 6.95% due 5/01/2033                              1,034
--------------------------------------------------------------------------------
    1,265   Osceola County, Florida, Infrastructure Sales Surplus
            Tax Revenue Bonds, 5.25% due 10/01/2025 (b)                    1,326
--------------------------------------------------------------------------------
    2,000   Osceola County, Florida, School Board, COP, Series A,
            5.25% due 6/01/2027 (b)                                        2,099
--------------------------------------------------------------------------------
      925   Osceola County, Florida, Tourist Development Tax
            Revenue Bonds, Series A, 5.50% due 10/01/2027 (f)                987
--------------------------------------------------------------------------------
    1,000   Palm Beach County, Florida, School Board, COP,
            Series A, 5% due 8/01/2031 (h)                                 1,033
--------------------------------------------------------------------------------
    1,000   Palm Coast, Florida, Utility System Revenue Bonds,
            5% due 10/01/2027 (j)                                          1,028
--------------------------------------------------------------------------------
    1,000   Palm Coast Park Community Development District,
            Florida, Special Assessment Revenue Bonds,
            5.70% due 5/01/2037                                            1,005
--------------------------------------------------------------------------------
            Park Place Community Development District, Florida,
            Special Assessment Revenue Bonds:
      500       6.75% due 5/01/2032                                          530
      985       6.375% due 5/01/2034                                       1,032
--------------------------------------------------------------------------------
    2,080   Pasco County, Florida, Health Facilities Authority,
            Gross Revenue Bonds (Adventist Health
            System -- Sunbelt), 7% due 10/01/2014 (e)                      2,489
--------------------------------------------------------------------------------
    2,000   Pinellas County, Florida, Health Facilities Authority
            Revenue Bonds (BayCare Health System Inc.),
            5.75% due 5/15/2013 (k)                                        2,215
--------------------------------------------------------------------------------
      500   Pinellas County, Florida, Health Facilities Authority,
            Revenue Refunding Bonds (Pooled Hospital Loan
            Program), DATES, 3.69% due 12/01/2015 (b)(l)                     500
--------------------------------------------------------------------------------
            Polk County, Florida, Public Facilities Revenue Bonds (j):
    1,000       5% due 12/01/2025                                          1,039
    1,300       5% due 12/01/2033                                          1,341
--------------------------------------------------------------------------------
      185   Reunion East Community Development District, Florida,
            Special Assessment, Series B, 5.90% due 11/01/2007               185
--------------------------------------------------------------------------------
    1,000   Saint Johns County, Florida, Sales Tax Revenue Bonds,
            Series A, 5.25% due 10/01/2028 (b)                             1,056
--------------------------------------------------------------------------------
    1,080   Sandy Creek Community Development District,
            Florida, Special Assessment Bonds, Series B,
            5% due 11/01/2010                                              1,084
--------------------------------------------------------------------------------
    1,800   Sarasota County, Florida, Public Hospital Board,
            Hospital Revenue Bonds (Sarasota Memorial Hospital),
            VRDN, Series A, 3.74% due 7/01/2037 (b)(l)                     1,800
--------------------------------------------------------------------------------
      985   South Kendall, Florida, Community Development
            District, Special Assessment Bonds, Series A, 5.90%
            due 5/01/2035                                                  1,026
--------------------------------------------------------------------------------
            South Lake County, Florida, Hospital District Revenue Bonds
            (South Lake Hospital, Inc.):
    1,000       5.80% due 10/01/2034                                       1,036
      995       6.375% due 10/01/2034                                      1,082
--------------------------------------------------------------------------------
      645   Sterling Hill, Florida, Community Development District,
            Capital Improvement Revenue Refunding Bonds,
            Series B, 5.50% due 11/01/2010                                   648
--------------------------------------------------------------------------------
      145   Stoneybrook West, Florida, Community Development
            District, Special Assessment Revenue Bonds, Series B,
            6.45% due 5/01/2010                                              145
--------------------------------------------------------------------------------
    2,860   University of Central Florida (UCF) Athletics Association,
            Inc., COP, Series A, 5.25% due 10/01/2034 (f)                  2,988
--------------------------------------------------------------------------------
    1,000   Village Center Community Development District,
            Florida, Utility Revenue Bonds, 5.125%
            due 10/01/2028 (j)                                             1,037
--------------------------------------------------------------------------------
    1,445   Vista Lakes Community Development District, Florida,
            Capital Improvement Revenue Bonds, Series A,
            6.75% due 5/01/2034                                            1,559
--------------------------------------------------------------------------------
    1,000   Volusia County, Florida, IDA, Student Housing Revenue
            Bonds (Stetson University Project), Series A,
            5% due 6/01/2035 (d)                                           1,031
--------------------------------------------------------------------------------
    1,000   West Villages Improvement District, Florida, Special
            Assessment Revenue Refunding Bonds (Unit of
            Development Number 2), 5.35% due 5/01/2015                     1,015
--------------------------------------------------------------------------------


20                ANNUAL REPORTS                 JULY 31, 2006

Schedule of Investments (concluded)
                       Merrill Lynch Florida Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                    Value
================================================================================
New Jersey -- 6.1%
--------------------------------------------------------------------------------
            New Jersey EDA, Cigarette Tax Revenue Bonds:
   $1,500       5.50% due 6/15/2024                                      $ 1,556
    4,650       5.75% due 6/15/2029 (c)                                    5,037
    1,020       5.75% due 6/15/2034                                        1,073
--------------------------------------------------------------------------------

================================================================================
Puerto Rico -- 2.0%
--------------------------------------------------------------------------------
    1,365   Puerto Rico Industrial, Tourist, Educational, Medical
            and Environmental Control Facilities Revenue Bonds
            (Cogeneration Facility -- AES Puerto Rico Project), AMT,
            6.625% due 6/01/2026                                           1,484
--------------------------------------------------------------------------------
    1,000   Puerto Rico Public Buildings Authority, Government
            Facilities Revenue Refunding Bonds, Series I,
            5% due 7/01/2036                                               1,008
--------------------------------------------------------------------------------
            Total Municipal Bonds
            (Cost -- $105,918) --87.9%                                   110,621
================================================================================

            Municipal Bonds Held in Trust (p)
================================================================================
Florida -- 16.3%
--------------------------------------------------------------------------------
    7,235   Florida State Board of Education, Lottery Revenue
            Bonds, Series B, 6.25% due 7/01/2010 (f)(k)                    7,937
--------------------------------------------------------------------------------
    5,000   Florida State Turnpike Authority, Turnpike Revenue
            Bonds (Department of Transportation), Series A, 6.25%
            due 7/01/2010 (f)(k)                                           5,485
--------------------------------------------------------------------------------
    2,000   Santa Rosa County, Florida, School Board, COP, Revenue
            Refunding Bonds, Series 2, 5.25% due 2/01/2026 (f)             2,115
--------------------------------------------------------------------------------
    4,640   South Broward, Florida, Hospital District, Hospital
            Revenue Bonds, 5.625% due 5/01/2032 (j)                        4,986
--------------------------------------------------------------------------------
            Total Municipal Bonds Held in Trust
            (Cost -- $19,504) -- 16.3%                                    20,523
================================================================================

   Shares
     Held   Mutual Funds
================================================================================
      211   BlackRock Florida Insured Municipal 2008 Term Trust            2,960
--------------------------------------------------------------------------------
            Total Mutual Funds (Cost -- $3,495) -- 2.3%                    2,960
================================================================================

            Short-Term Securities
================================================================================
        5   CMA Florida Municipal Money Fund,
            2.92% (i)(n)                                                       5
--------------------------------------------------------------------------------
            Total Short-Term Securities (Cost -- $5) -- 0.0%                   5
================================================================================
Total Investments
(Cost -- $128,922*) --106.5%                                            134,109

Other Assets Less Liabilities -- 1.0%                                     1,268

Liability for Trust Certificates, Including Interest
  Expense Payable -- (7.5%)                                              (9,478)
                                                                       --------
Net Assets -- 100.0%                                                   $125,899
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 120,051
                                                                      =========
      Gross unrealized appreciation ..............................    $   5,234
      Gross unrealized depreciation ..............................         (614)
                                                                      ---------
      Net unrealized appreciation ................................    $   4,620
                                                                      =========

(a)   ACA Insured.
(b)   AMBAC Insured.
(c)   Assured Guaranty Insured.
(d)   CIFG Insured.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   FHA Insured.
(h)   FSA Insured.
(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund                   5               $  5
      Merrill Lynch Institutional Tax-Exempt Fund      (13)              $ --+
      --------------------------------------------------------------------------
      +     Amount is less than $1,000.

(j)   MBIA Insured.
(k)   Prerefunded.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   Represents the current yield as of July 31, 2006.
(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(p) As restated. See Note 9. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

      See Notes to Financial Statements.


                 ANNUAL REPORTS                 JULY 31, 2006                21

Schedule of Investments as of July 31, 2006 (As Restated. See Note 9)
                  Merrill Lynch New Jersey Municipal Bond Fund    (in Thousands)

     Face
   Amount   Municipal Bonds                                               Value
================================================================================
New Jersey --87.6%
--------------------------------------------------------------------------------
   $2,000   Bergen County, New Jersey, Improvement Authority,
            School District, GO (Wyckoff Township Board of
            Education Project), 5% due 4/01/2032                         $ 2,072
--------------------------------------------------------------------------------
            Camden County, New Jersey, Pollution Control Financing
            Authority, Solid Waste Resource Recovery,
            Revenue Refunding Bonds, AMT:
      340       Series A, 7.50% due 12/01/2010                               341
      190       Series B, 7.50% due 12/01/2009                               193
--------------------------------------------------------------------------------
    1,000   Cape May Point, New Jersey, GO, 5.70% due 3/15/2013            1,034
--------------------------------------------------------------------------------
    2,450   Delaware River Joint Toll Bridge Commission of New
            Jersey and Pennsylvania, Bridge Revenue Refunding
            Bonds, 5% due 7/01/2024                                        2,519
--------------------------------------------------------------------------------
      350   Delaware River Port Authority of Pennsylvania and New
            Jersey, Revenue Refunding Bonds (Port District Project),
            Series A, 5.20% due 1/01/2027 (d)                                364
--------------------------------------------------------------------------------
    4,135   Garden State Preservation Trust of New Jersey, Capital
            Appreciation Revenue Bonds, Series B, 5.24%
            due 11/01/2027 (d)(m)                                          1,509
--------------------------------------------------------------------------------
            Garden State Preservation Trust of New Jersey, Open Space and
            Farmland Preservation Revenue Bonds, Series A (d):
    1,640       5.80% due 11/01/2022                                       1,851
    2,080       5.75% due 11/01/2028                                       2,446
--------------------------------------------------------------------------------
      250   Gloucester County, New Jersey, Improvement Authority,
            Lease Revenue Bonds, Series A, 5% due 7/15/2023 (e)              259
--------------------------------------------------------------------------------
      200   Middlesex County, New Jersey, COP, Refunding, 5%
            due 8/01/2022 (e)                                                206
--------------------------------------------------------------------------------
    1,705   Middlesex County, New Jersey, Improvement Authority,
            County-Guaranteed Revenue Bonds (Golf Course
            Projects), 5.25% due 6/01/2026                                 1,807
--------------------------------------------------------------------------------
    1,000   Middlesex County, New Jersey, Pollution Control
            Financing Authority, Revenue Refunding Bonds
            (Amerada Hess Corporation), 6.05% due 9/15/2034                1,067
--------------------------------------------------------------------------------
            New Jersey EDA, Cigarette Tax Revenue Bonds:
      520       5.625% due 6/15/2019                                         543
      790       5.75% due 6/15/2029                                          837
      125       5.50% due 6/15/2031                                          130
      230       5.75% due 6/15/2034                                          242
--------------------------------------------------------------------------------
            New Jersey EDA, EDR (Masonic Charity Foundation of
            New Jersey):
      875       5.25% due 6/01/2024                                          915
      500       5.25% due 6/01/2032                                          521
--------------------------------------------------------------------------------
      150   New Jersey EDA, EDR, Refunding (Burlington Coat Factory),
            6.125% due 9/01/2010                                             150
--------------------------------------------------------------------------------
            New Jersey EDA, First Mortgage Revenue Bonds:
    1,000       (Lions Gate Project), Series A, 5.875%
                due 1/01/2037                                              1,019
    1,330       (The Presbyterian Home), Series A, 6.375%
                due 11/01/2031                                             1,399
    1,630       (The Presbyterian Home), Series B, 5.75%
                due 11/01/2031                                             1,637
--------------------------------------------------------------------------------
            New Jersey EDA, First Mortgage Revenue Refunding
            Bonds, Series A:
      585       (Fellowship Village), 5.30% due 1/01/2010                    599
    1,500       (The Winchester Gardens at Ward Homestead
                Project), 5.80% due 11/01/2031                             1,590
--------------------------------------------------------------------------------
    1,250   New Jersey EDA, IDR, Refunding (Newark Airport
            Marriott Hotel), 7% due 10/01/2014                             1,293
--------------------------------------------------------------------------------
            New Jersey EDA, Motor Vehicle Surcharge Revenue
            Bonds, Series A (e):
    1,675       4.82% due 7/01/2021 (m)                                      841
    2,100       5% due 7/01/2029                                           2,165
      880       5% due 7/01/2034                                             906
--------------------------------------------------------------------------------
      100   New Jersey EDA, PCR (Public Service Electric & Gas Co.),
            AMT, Series A, 6.40% due 5/01/2032 (e)                           101
--------------------------------------------------------------------------------
      425   New Jersey EDA, Retirement Community Revenue
            Bonds (Cedar Crest Village, Inc. Facility), Series A,
            7.25% due 11/15/2031                                             460
--------------------------------------------------------------------------------
    1,075   New Jersey EDA, Revenue Bonds (American Airlines Inc.
            Project), AMT, 7.10% due 11/01/2031                            1,075
--------------------------------------------------------------------------------
       50   New Jersey EDA, Revenue Refunding Bonds (Health
            Village 96 Project), 6% due 5/01/2016                             51
--------------------------------------------------------------------------------
            New Jersey EDA, School Facilities Construction
            Revenue Bonds:
    1,700       Series L, 5% due 3/01/2030 (d)                             1,753
    1,590       Series O, 5.25% due 3/01/2023                              1,683
--------------------------------------------------------------------------------
    1,000   New Jersey EDA, Solid Waste Disposal Facilities Revenue
            Bonds (Waste Management, Inc.), AMT, Series A,
            5.30% due 6/01/2015                                            1,043
--------------------------------------------------------------------------------
    3,000   New Jersey EDA, Special Facility Revenue Bonds
            (Continental Airlines, Inc. Project), AMT, 6.25%
            due 9/15/2019                                                  3,068
--------------------------------------------------------------------------------
    2,000   New Jersey EDA, State Contract Revenue Refunding
            Bonds (Economic Fund), Series A, 5.25%
            due 3/15/2021 (e)(m)                                           1,018
--------------------------------------------------------------------------------
    3,500   New Jersey EDA, State Lease Revenue Bonds (State
            Office Buildings Projects), 6.25% due 6/15/2010 (a)(f)         3,807
--------------------------------------------------------------------------------
      100   New Jersey EDA, Water Facilities Revenue Bonds
            (New Jersey -- American Water Company, Inc. Project),
            Series A, 6.875% due 11/01/2034 (b)                              101
--------------------------------------------------------------------------------
      100   New Jersey EDA, Water Facilities Revenue Refunding
            Bonds (United Water of New Jersey Inc. Project), VRDN,
            Series A, 3.60% due 11/01/2026 (a)(k)                            100
--------------------------------------------------------------------------------
            New Jersey Health Care Facilities Financing Authority
            Revenue Bonds:
      500       (Avalon at Hillsborough), AMT, Series A, 6.625%
                due 7/01/2035                                                503
      460       (Children's Specialized Hospital), Series A, 5.50%
                due 7/01/2036                                                475
      750       (Hunterdon Medical Center), Series A, 5.25%
                due 7/01/2025                                                777
    1,100       (Hunterdon Medical Center), Series A, 5.125%
                due 7/01/2035                                              1,110
      945       (Pascack Valley Hospital Association), 6%
                due 7/01/2013                                                956
    1,040       (RWJ Healthcare Corporation), Series B, 5%
                due 7/01/2035 (i)                                          1,057
    2,650       (Robert Wood Johnson University Hospital), 5.75%
                due 7/01/2025                                              2,790
    1,500       (South Jersey Hospital), 6% due 7/01/2026                  1,589
--------------------------------------------------------------------------------


22                ANNUAL REPORTS                 JULY 31, 2006

                    Merrill Lynch New Jersey Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                               Value
================================================================================
New Jersey (continued)
--------------------------------------------------------------------------------
            New Jersey Health Care Facilities Financing Authority,
            Revenue Refunding Bonds:
    $ 910       (Atlantic City Medical Center), 6.25%
                due 7/01/2017                                           $  1,003
    1,500       (Bayshore Community Hospital), 5.125%
                due 7/01/2032 (i)                                          1,529
      600       (Capital Health System, Inc.), Series A, 5.75%
                due 7/01/2023                                                634
      125       (General Hospital Center at Passaic), 6.75%
                due 7/01/2019 (d)(g)                                         151
      150       (Saint Joseph's Hospital and Medical Center),
                Series A, 6% due 7/01/2026 (n)                               153
      400       (Trinitas Hospital Obligation Group), 7.40%
                due 7/01/2020                                                442
--------------------------------------------------------------------------------
      805   New Jersey Sports and Exposition Authority, Luxury Tax
            Revenue Refunding Bonds (Convention Center), 5.50%
            due 3/01/2021 (e)                                                905
--------------------------------------------------------------------------------
      200   New Jersey Sports and Exposition Authority, State
            Contract Revenue Bonds, VRDN, Series C, 3.57%
            due 9/01/2024 (e)(k)                                             200
--------------------------------------------------------------------------------
      800   New Jersey State Educational Facilities Authority, Higher
            Education, Capital Improvement Revenue Bonds,
            Series A, 5.125% due 9/01/2022 (a)                               842
--------------------------------------------------------------------------------
            New Jersey State Educational Facilities Authority
            Revenue Bonds:
      750       (Georgian Court College Project), Series C, 6.50%
                due 7/01/2033                                                827
      250       (Kean University), Series D, 5.25%
                due 7/01/2023 (b)                                            266
      500       (Montclair State University), Series F, 5%
                due 7/01/2031 (b)                                            510
    1,000       (New Jersey Institute of Technology), Series G,
                5.25% due 7/01/2019 (e)                                    1,053
    1,120       (Public Library Project Grant Issue), Series A, 5.50%
                due 9/01/2019 (a)                                          1,207
    1,000       (Rider University), Series A, 5.125%
                due 7/01/2028 (i)                                          1,039
      715       (Rowan University), Series C, 5.125%
                due 7/01/2028 (e)                                            746
      650       (Rowan University), Series C, 5% due 7/01/2034 (e)           670
--------------------------------------------------------------------------------
      100   New Jersey State Educational Facilities Authority,
            Revenue Refunding Bonds (Rowan University), Series C,
            5% due 7/01/2031 (b)                                             103
--------------------------------------------------------------------------------
       15   New Jersey State Higher Education Assistance Authority,
            Student Loan Revenue Bonds, AMT, Series A, 5.30%
            due 6/01/2017 (a)                                                 15
--------------------------------------------------------------------------------
    2,175   New Jersey State Housing and Mortgage Finance
            Agency, Capital Fund Program Revenue Bonds, Series A,
            4.70% due 11/01/2025 (d)                                       2,190
--------------------------------------------------------------------------------
      300   New Jersey State Housing and Mortgage Finance
            Agency, M/F Housing Revenue Refunding Bonds,
            Series B, 6.15% due 11/01/2020 (d)                               315
--------------------------------------------------------------------------------
            New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Bonds:
    1,380       Series C, 5.05% due 12/15/2035 (a)(m)                        335
    1,880       Series D, 5% due 6/15/2020                                 1,952
    3,000       Series D, 5% due 6/15/2020 (d)                             3,138
--------------------------------------------------------------------------------
            New Jersey State Transportation Trust Fund Authority,
            Transportation System Revenue Refunding Bonds, Series B (e):
    1,560       6.50% due 6/15/2010                                        1,704
      940       6.50% due 6/15/2010 (g)                                    1,031
    1,800       5.50% due 12/15/2021                                       2,030
--------------------------------------------------------------------------------
            New Jersey State Turnpike Authority, Turnpike
            Revenue Bonds:
    1,510       Series B, 5.15% due 1/01/2035 (a)(m)                       1,011
    2,500       Series C, 5% due 1/01/2030 (d)                             2,583
--------------------------------------------------------------------------------
            New Jersey State Turnpike Authority, Turnpike Revenue
            Refunding Bonds, Series A (b):
      400       5% due 1/01/2019                                             419
    1,000       5% due 1/01/2027                                           1,030
--------------------------------------------------------------------------------
      955   Newark, New Jersey, Health Care Facility Revenue
            Refunding Bonds (New Community Urban Renewal),
            Series A, 5.20% due 6/01/2030 (h)(j)                             996
--------------------------------------------------------------------------------
      400   Old Bridge Township, New Jersey, Board of Education,
            GO, 5% due 7/15/2030 (e)                                         409
--------------------------------------------------------------------------------
            Port Authority of New York and New Jersey,
            Consolidated Revenue Bonds:
    1,000       85th Series, 5.20% due 9/01/2018                           1,077
    1,000       93rd Series, 6.125% due 6/01/2094                          1,173
--------------------------------------------------------------------------------
            Port Authority of New York and New Jersey, Special Obligation
            Revenue Bonds (JFK International Air Terminal LLC), AMT (e):
    1,000       RIB, Series 157, 7.52% due 12/01/2022 (c)                  1,084
    1,750       Series 6, 6.25% due 12/01/2011                             1,925
--------------------------------------------------------------------------------
      700   Port Authority of New York and New Jersey, Special
            Obligation Revenue Refunding Bonds (Versatile
            Structure Obligation), VRDN, Series 3, 3.60%
            due 6/01/2020 (k)                                                700
--------------------------------------------------------------------------------
    1,500   South Jersey Port Corporation of New Jersey, Revenue
            Refunding Bonds, AMT, 5.20% due 1/01/2023                      1,534
--------------------------------------------------------------------------------
    1,445   Tobacco Settlement Financing Corporation of New
            Jersey, Asset-Backed Revenue Bonds, 7%
            due 6/01/2041                                                  1,646
--------------------------------------------------------------------------------
      500   Union County, New Jersey, Improvement Authority,
            Lease Revenue Bonds (Madison Redevelopment
            Project), 5% due 3/01/2025 (d)                                   516
--------------------------------------------------------------------------------
    2,000   Union County, New Jersey, Utilities Authority, Senior
            Lease Revenue Refunding Bonds (Ogden Martin System
            of Union, Inc.), AMT, Series A, 5.50% due 6/01/2010 (a)        2,104
--------------------------------------------------------------------------------
      250   University of Medicine and Dentistry of New Jersey,
            COP, 5% due 4/15/2022 (a)                                        259
--------------------------------------------------------------------------------
            University of Medicine and Dentistry of New Jersey, Revenue
            Bonds, Series A (a):
      250       5.125% due 12/01/2022                                        263
    1,030       5.50% due 12/01/2027                                       1,103
    1,500       5% due 12/01/2031                                          1,539
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                 JULY 31, 2006                23

Schedule of Investments (concluded)
                     Merrill Lynch New Jersey Municipal Bond Fund (in Thousands)

     Face
   Amount   Municipal Bonds                                               Value
================================================================================
Guam -- 1.6%
--------------------------------------------------------------------------------
    $ 750   Commonwealth of the Northern Mariana Islands,
            Guam, GO, Series A, 6.75% due 10/01/2033                       $ 832
--------------------------------------------------------------------------------
    1,000   Guam Government Waterworks Authority, Water and
            Wastewater System, Revenue Refunding Bonds,
            5.875% due 7/01/2035                                           1,044
--------------------------------------------------------------------------------

================================================================================
Puerto Rico -- 4.5%
--------------------------------------------------------------------------------
            Puerto Rico Commonwealth Highway and
            Transportation Authority, Transportation
            Revenue Refunding Bonds, Series K:
      660       5% due 7/01/2040                                             661
      525       5% due 7/01/2045                                             526
--------------------------------------------------------------------------------
    1,170   Puerto Rico Electric Power Authority, Power Revenue
            Bonds, Series HH, 5.25% due 7/01/2029 (d)                      1,226
--------------------------------------------------------------------------------
       70   Puerto Rico Housing Bank and Finance Agency, S/F
            Mortgage Revenue Bonds (Affordable Housing
            Mortgage Subsidy Program -- Portfolio I), AMT, 6.25%
            due 4/01/2029 (h)(o)(p)                                           71
--------------------------------------------------------------------------------
    1,345   Puerto Rico Industrial, Medical and Environmental
            Pollution Control Facilities Financing Authority, Special
            Facilities Revenue Bonds (American Airlines Inc.),
            Series A, 6.45% due 12/01/2025                                 1,346
--------------------------------------------------------------------------------
    1,250   Puerto Rico Municipal Finance Agency, GO, Series A,
            5% due 8/01/2021 (d)                                           1,317

================================================================================
U.S. Virgin Islands -- 2.1%
--------------------------------------------------------------------------------
    1,400   Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT,
            6.50% due 7/01/2021                                            1,568
--------------------------------------------------------------------------------
      750   Virgin Islands Public Finance Authority, Refinery
            Facilities Revenue Bonds (Hovensa Refinery), AMT,
            5.875% due 7/01/2022                                             813
--------------------------------------------------------------------------------
            Total Municipal Bonds
            (Cost -- $104,372) --95.8%                                   109,737
================================================================================

            Municipal Bonds Held in Trust (r)
================================================================================
New Jersey -- 4.8%
--------------------------------------------------------------------------------
    5,540   New Jersey State Housing and Mortgage Financing
            Agency, M/F Revenue Bonds, AMT, Series A, 4.85%
            due 11/01/2030 (b)                                             5,490
--------------------------------------------------------------------------------
            Total Municipal Bonds Held in Trust
            (Cost -- $5,533) -- 4.8%                                       5,490
================================================================================

   Shares
     Held   Short-Term Securities
================================================================================
    1,252   CMA New Jersey Municipal Money Fund, 3.03% (l)(q)              1,252
--------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost -- $1,252) -- 1.1%                                       1,252
================================================================================
Total Investments (Cost -- $111,157*) --101.7%                          116,479

Other Assets Less Liabilities -- 0.7%                                       869

Liability for Trust Certificates, Including Interest
  Expense Payable -- (2.4%)                                              (2,802)
                                                                       --------
Net Assets -- 100.0%                                                   $114,546
                                                                       ========

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 108,249
                                                                      =========
      Gross unrealized appreciation ..............................    $   5,742
      Gross unrealized depreciation ..............................         (282)
                                                                      ---------
      Net unrealized appreciation ................................    $   5,460
                                                                      =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g)   Escrowed to maturity.
(h)   GNMA Collateralized.
(i)   Radian Insured.
(j)   FHA Insured.
(k) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                1,128            $19
      --------------------------------------------------------------------------

(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   Connie Lee Insured.
(o)   FHLMC Collateralized.
(p)   FNMA Collateralized.
(q)   Represents the current yield as of July 31, 2006.
(r) As restated. See Note 9. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

      See Notes to Financial Statements.


24                ANNUAL REPORTS                 JULY 31, 2006

Schedule of Investments as of July 31, 2006 (As Restated. See Note 9)
                  Merrill Lynch Pennsylvania Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                   Value
================================================================================
Pennsylvania --63.1%
--------------------------------------------------------------------------------
   $4,395   Allegheny County, Pennsylvania, IDA, Commercial
            Development Revenue Refunding Bonds (MPB
            Associates Project), 7.70% due 12/01/2013 (f)                $ 4,985
--------------------------------------------------------------------------------
            Allegheny County, Pennsylvania, IDA, Environmental
            Improvement Revenue Refunding Bonds:
    1,000       5.50% due 11/01/2016                                       1,038
    1,500       (USX Corporation), 6.10% due 7/15/2020                     1,543
--------------------------------------------------------------------------------
    1,000   Allegheny County, Pennsylvania, IDA, Lease Revenue
            Refunding Bonds (Residential Resources, Inc. Project),
            5.125% due 9/01/2031                                             993
--------------------------------------------------------------------------------
    1,000   Allegheny County, Pennsylvania, Redevelopment Authority,
            Tax Increment Revenue Bonds (Waterfront Project), Series A,
            6.30% due 12/15/2018                                           1,076
--------------------------------------------------------------------------------
      260   Allegheny County, Pennsylvania, Residential Finance
            Authority, S/F Mortgage Revenue Bonds, AMT, Series TT, 5%
            due 5/01/2035 (e)                                                259
--------------------------------------------------------------------------------
    1,000   Bradford County, Pennsylvania, IDA, Solid Waste Disposal
            Revenue Refunding Bonds (International Paper Company
            Project), AMT, Series B, 5.20% due 12/01/2019                    996
--------------------------------------------------------------------------------
      770   Bucks County, Pennsylvania, IDA, Retirement Community
            Revenue Bonds (Ann's Choice, Inc.), Series A, 5.90%
            due 1/01/2027                                                    782
--------------------------------------------------------------------------------
    1,000   Bucks County, Pennsylvania, IDA, Revenue Refunding Bonds
            (Pennswood Village Project), Series A, 6% due 10/01/2027       1,053
--------------------------------------------------------------------------------
      500   Chester County, Pennsylvania, Health and Education
            Facilities Authority, Revenue Refunding Bonds (Devereux
            Foundation), 5% due 11/01/2031                                   506
--------------------------------------------------------------------------------
    1,000   Delaware County, Pennsylvania, Hospital Authority Revenue
            Bonds, GO (Crozer-Chester Medical Center), 6.25%
            due 12/15/2022                                                 1,070
--------------------------------------------------------------------------------
    1,000   Delaware Valley Regional Finance Authority, Pennsylvania,
            Local Government Revenue Bonds, 5.75% due 7/01/2032            1,134
--------------------------------------------------------------------------------
      500   Fulton County, Pennsylvania, IDA, Hospital Revenue Bonds
            (Fulton County Medical Center Project), 5.90%
            due 7/01/2040                                                    506
--------------------------------------------------------------------------------
    1,000   Lancaster County, Pennsylvania, Hospital Authority Revenue
            Bonds (Lancaster General Hospital Project), 5.50%
            due 3/15/2026                                                  1,045
--------------------------------------------------------------------------------
    1,000   Lebanon County, Pennsylvania, Health Facilities Authority,
            Health Center Revenue Bonds (Pleasant View Retirement
            Project), Series A, 5.30% due 12/15/2026                         990
--------------------------------------------------------------------------------
    2,250   Lehigh County, Pennsylvania, General Purpose Authority,
            Hospital Revenue Refunding Bonds (Saint Lukes Hospital of
            Bethlehem), 5.375% due 8/15/2033                               2,319
--------------------------------------------------------------------------------
            Mifflin County, Pennsylvania, Hospital Authority, Revenue
            Refunding Bonds (Lewiston Hospital) (i):
    2,550       6.40% due 7/01/2020                                        2,796
    1,000       6.20% due 7/01/2030                                        1,087
--------------------------------------------------------------------------------
    1,000   Montgomery County, Pennsylvania, IDA, Revenue Refunding
            Bonds (Foulkeways at Gwynedd Project), Series A, 5%
            due 12/01/2024                                                 1,002
--------------------------------------------------------------------------------
    2,500   Northumberland County, Pennsylvania, IDA, Water Facilities
            Revenue Refunding Bonds (Aqua Pennsylvania Inc. Project),
            AMT, 5.05% due 10/01/2039 (d)                                  2,542
--------------------------------------------------------------------------------
      300   Pennsylvania Economic Development Financing Authority,
            Solid Waste Disposal Revenue Bonds (Waste Management,
            Inc. Project), AMT, Series A, 5.10% due 10/01/2027               303
--------------------------------------------------------------------------------
      600   Pennsylvania HFA, S/F Mortgage Revenue Refunding Bonds,
            AMT, Series 92-A, 4.75% due 4/01/2031                            585
--------------------------------------------------------------------------------
    2,000   Pennsylvania HFA, S/F Revenue Refunding Bonds, AMT,
            Series 73A, 5.45% due 10/01/2032                               2,043
--------------------------------------------------------------------------------
      300   Pennsylvania State Higher Educational Facilities Authority,
            College and University Revenue Bonds (Ursinus College), 5%
            due 1/01/2036 (i)                                                305
--------------------------------------------------------------------------------
    2,000   Pennsylvania State Higher Educational Facilities Authority,
            College and University Revenue Refunding Bonds (University
            of the Arts), Series A, 5% due 9/15/2033 (i)                   2,035
--------------------------------------------------------------------------------
            Pennsylvania State Higher Educational Facilities Authority,
            Revenue Refunding Bonds:
      500       (University Properties, Inc., Student Housing Project),
                Series A, 5% due 8/01/2035 (b)                               512
      500       (Widener University), 5.375% due 7/15/2029                   520
--------------------------------------------------------------------------------
    2,000   Philadelphia, Pennsylvania, Airport Revenue Bonds, Series A,
            AMT, 4.75% due 6/15/2035 (h)                                   1,984
--------------------------------------------------------------------------------
            Philadelphia, Pennsylvania, Authority for Industrial
            Development, Senior Living Revenue Bonds:
      500       (Rieder House Project), Series A, 6.10% due 7/01/2033        518
      500       (Saligman House Project), Series C, 6.10% due 7/01/2033      518
--------------------------------------------------------------------------------
    1,920   Philadelphia, Pennsylvania, Gas Works Revenue Bonds, 12th
            Series B, 7% due 5/15/2020 (c)(h)                              2,282
--------------------------------------------------------------------------------
    3,000   Philadelphia, Pennsylvania, Hospitals and Higher Education
            Facilities Authority, Hospital Revenue Refunding Bonds
            (Presbyterian Medical Center), 6.65% due 12/01/2019 (c)        3,584
--------------------------------------------------------------------------------
      415   Philadelphia, Pennsylvania, Qualified Redevelopment
            Authority Revenue Bonds, AMT, Series B, 5%
            due 4/15/2027 (d)                                                422
--------------------------------------------------------------------------------
    1,400   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
            Refunding Bonds (Guthrie Healthcare System), Series A,
            5.875% due 12/01/2031                                          1,493
--------------------------------------------------------------------------------
      500   South Central General Authority, Pennsylvania, Hospital
            Revenue Bonds (Hanover Hospital, Inc.), 5%
            due 12/01/2030 (i)                                               509
--------------------------------------------------------------------------------
      315   South Central General Authority, Pennsylvania, Revenue
            Refunding Bonds (Wellspan Health Obligated Group),
            5.625% due 5/15/2026 (c)                                         339

================================================================================
Guam -- 2.2%
--------------------------------------------------------------------------------
      500   Commonwealth of the Northern Mariana Islands, Guam,
            GO, Series A, 6.75% due 10/01/2033                               555
--------------------------------------------------------------------------------
    1,000   Guam Government Waterworks Authority, Water and
            Wastewater System, Revenue Refunding Bonds, 6%
            due 7/01/2025                                                  1,061
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                 JULY 31, 2006                25

Schedule of Investments (concluded)
                  Merrill Lynch Pennsylvania Municipal Bond Fund  (in Thousands)

     Face
   Amount   Municipal Bonds                                    Value
================================================================================
Puerto Rico --20.2%
--------------------------------------------------------------------------------
   $1,255   Children's Trust Fund Project of Puerto Rico, Tobacco
            Settlement Revenue Refunding Bonds, 5.375%
            due 5/15/2033                                                $ 1,284
--------------------------------------------------------------------------------
    2,000   Puerto Rico Commonwealth, GO, Refunding, RITR,
            Class R, Series 3, 7.503% due 7/01/2016 (h)(m)                 2,282
--------------------------------------------------------------------------------
    2,000   Puerto Rico Commonwealth Highway and Transportation
            Authority, Transportation Revenue Bonds, Series G, 5%
            due 7/01/2033                                                  2,015
--------------------------------------------------------------------------------
    5,260   Puerto Rico Commonwealth, Public Improvement, GO,
            Series A, 5% due 7/01/2034                                     5,303
--------------------------------------------------------------------------------
      750   Puerto Rico Ports Authority, Special Facilities Revenue Bonds
            (American Airlines Inc.), AMT, Series A, 6.25% due 6/01/2026     741
--------------------------------------------------------------------------------
    2,940   Puerto Rico Public Buildings Authority, Government Facilities
            Revenue Refunding Bonds, Series D, 5.375% due 7/01/2033        3,040
--------------------------------------------------------------------------------

================================================================================
U.S. Virgin Islands -- 2.3%
--------------------------------------------------------------------------------
    1,000   Virgin Islands Government Refinery Facilities, Revenue
            Refunding Bonds (Hovensa Coker Project), AMT, 6.50%
            due 7/01/2021                                                  1,121
--------------------------------------------------------------------------------
      500   Virgin Islands Public Finance Authority, Refinery Facilities
            Revenue Bonds (Hovensa Refinery), AMT, 6.125%
            due 7/01/2022                                                    547
--------------------------------------------------------------------------------
            Total Municipal Bonds
            (Cost -- $60,477) --87.8%                                     63,623

     Face
   Amount   Municipal Bonds Held in Trust (j)                             Value
================================================================================
Pennsylvania -- 21.3%
--------------------------------------------------------------------------------
    3,000   Luzerne County, Pennsylvania, IDA, Water Facility
            Revenue Refunding Bonds (Pennsylvania American
            Water Company Project), AMT, Series A, 5.10%
            due 9/01/2034 (a)                                              3,068
--------------------------------------------------------------------------------
    5,000   Pennsylvania State Public School Building Authority,
            School Lease Revenue Bonds (The School District of
            Philadelphia Project), 5.25% due 6/01/2013 (f)(l)              5,254
--------------------------------------------------------------------------------
    5,000   Pennsylvania State Turnpike Commission, Oil Franchise
            Tax Revenue Bonds, Sub-Series B, 5.50%
            due 12/01/2013 (h)(l)                                          5,381
--------------------------------------------------------------------------------
    1,600   Pennsylvania State Turnpike Commission, Turnpike
            Revenue Bonds, Series A, 5.50% due 12/01/2031 (a)              1,730
--------------------------------------------------------------------------------
            Total Municipal Bonds Held in Trust
            (Cost -- $15,018) -- 21.3%                                    15,433
================================================================================

   Shares
     Held   Short-Term Securities
================================================================================
    1,251   CMA Pennsylvania Municipal Money Fund, 2.99% (g)(k)           1,251
--------------------------------------------------------------------------------
            Total Short-Term Securities (Cost -- $1,251) -- 1.8%          1,251
================================================================================
Total Investments (Cost -- $76,746*) --110.9%                            80,307

Liabilities in Excess of Other Assets -- (0.7%)                            (518)

Liability for Trust Certificates, Including Interest
  Expense Payable -- (10.2%)                                             (7,349)
                                                                        -------
Net Assets -- 100.0%                                                    $72,440
                                                                        =======

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................................    $69,492
                                                                        =======
      Gross unrealized appreciation ................................    $ 3,670
      Gross unrealized depreciation ................................       (155)
                                                                        -------
      Net unrealized appreciation ..................................    $ 3,515
                                                                        =======

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA Pennsylvania Municipal Money Fund              942              $41
      --------------------------------------------------------------------------

(h)   MBIA Insured.
(i)   Radian Insured.
(j) As restated. See Note 9. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.
(k)   Represents the current yield as of July 31, 2006.
(l)   Prerefunded.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

o     Forward interest rate swaps outstanding as of July 31, 2006 were as follows:
      -------------------------------------------------------------------------
                                                      Notional     Unrealized
                                                       Amount     Depreciation
      -------------------------------------------------------------------------
      Pay a fixed rate of 4.444% and receive a
      floating rate based on a 1-week
      Bond Market Association rate Municipal
      Swap Index Rate Broker, JPMorgan Chase
      Bank Expires August 2026                         $1,000              $(20)
      Pay a fixed rate of 4.344% and receive a
      floating rate based on a 1-week Bond Market
      Association rate Municipal Swap Index Rate
      Broker, JPMorgan Chase Bank
      Expires October 2026                             $5,500               (37)
      -------------------------------------------------------------------------
      Total                                                                $(57)
                                                                           ====

      See Notes to Financial Statements.


26                ANNUAL REPORTS                 JULY 31, 2006

Statements of Assets and Liabilities (As Restated. See Note 9)

                                                                                   Merrill Lynch    Merrill Lynch     Merrill Lynch
                                                                                      Florida        New Jersey       Pennsylvania
                                                                                     Municipal        Municipal         Municipal
As of July 31, 2006                                                                  Bond Fund        Bond Fund         Bond Fund
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value* ................    $ 134,104,226     $ 115,226,787     $  79,055,772
            Investments in affiliated securities, at value** .................            4,968         1,252,112         1,251,186
            Cash .............................................................           64,092            26,416            29,708
            Interest receivable ..............................................        1,452,139         1,103,574           739,152
            Receivable for beneficial interest sold ..........................            8,011           100,569            93,007
            Receivable for securities sold ...................................           30,000                --                --
            Dividends receivable .............................................            7,913                --                --
            Prepaid expenses .................................................            4,970            11,970             9,774
                                                                                  -------------------------------------------------
            Total assets .....................................................      135,676,319       117,721,428        81,178,599
                                                                                  -------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Trust certificates ...............................................        9,437,500         2,770,000         7,300,000
            Unrealized depreciation on forward interest rate swaps ...........               --                --            56,511
            Payable for securities purchased .................................               --                --           991,160
            Interest expense payable .........................................           40,446            31,586            42,560
            Payable for beneficial interest redeemed .........................           62,808           155,517           193,429
            Dividends payable to shareholders ................................          113,175           100,205            66,790
            Payable to investment adviser ....................................           55,070            49,181            30,975
            Payable to distributor ...........................................           23,252            20,681            16,804
            Payable for other affiliates .....................................            4,534             4,255             3,714
            Accrued expenses .................................................           40,778            43,772            36,382
                                                                                  -------------------------------------------------
            Total liabilities ................................................        9,777,563         3,175,197         8,738,325
                                                                                  -------------------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .......................................................    $ 125,898,756     $ 114,546,231     $  72,440,274
                                                                                  =================================================
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Undistributed investment income -- net ...........................    $     123,585     $     231,672     $      73,316
            Accumulated realized capital losses -- net .......................       (6,118,740)       (7,238,539)         (526,088)
            Unrealized appreciation -- net ...................................        5,187,057         5,321,756         3,504,200
                                                                                  -------------------------------------------------
            Total accumulated earnings (losses) -- net .......................         (808,098)       (1,685,111)        3,051,428
                                                                                  -------------------------------------------------
            Class A Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ...........................          576,857           381,690           241,004
            Class B Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ...........................          249,116           196,503           164,536
            Class C Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ...........................          170,230           184,466           139,845
            Class I Shares of beneficial interest, $.10 par value,
             unlimited number of shares authorized ...........................          229,553           312,986           102,011
            Paid-in capital in excess of par .................................      125,481,098       115,155,697        68,741,450
                                                                                  -------------------------------------------------
            Net Assets .......................................................    $ 125,898,756     $ 114,546,231     $  72,440,274
                                                                                  =================================================


                 ANNUAL REPORTS                 JULY 31, 2006                27

Statements of Assets and Liabilities (As Restated. See Note 9) (concluded)

                                                                                   Merrill Lynch    Merrill Lynch     Merrill Lynch
                                                                                      Florida        New Jersey       Pennsylvania
                                                                                     Municipal        Municipal         Municipal
As of July 31, 2006                                                                  Bond Fund        Bond Fund         Bond Fund
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A:
               Net assets ....................................................    $  59,209,938     $  40,676,299     $  26,986,733
                                                                                  =================================================
               Shares of beneficial interest outstanding .....................        5,768,572         3,816,897         2,410,040
                                                                                  =================================================
               Net asset value ...............................................    $       10.26     $       10.66     $       11.20
                                                                                  =================================================
            Class B:
               Net assets ....................................................    $  25,614,004     $  20,920,003     $  18,401,818
                                                                                  =================================================
               Shares of beneficial interest outstanding .....................        2,491,157         1,965,030         1,645,358
                                                                                  =================================================
               Net asset value ...............................................    $       10.28     $       10.65     $       11.18
                                                                                  =================================================
            Class C:
               Net assets ....................................................    $  17,471,521     $  19,633,609     $  15,642,157
                                                                                  =================================================
               Shares of beneficial interest outstanding .....................        1,702,302         1,844,661         1,398,454
                                                                                  =================================================
               Net asset value ...............................................    $       10.26     $       10.64     $       11.19
                                                                                  =================================================
            Class I:
               Net assets ....................................................    $  23,603,293     $  33,316,320     $  11,409,566
                                                                                  =================================================
               Shares of beneficial interest outstanding .....................        2,295,528         3,129,856         1,020,109
                                                                                  =================================================
               Net asset value ...............................................    $       10.28     $       10.64     $       11.18
                                                                                  =================================================
                * Identified cost on unaffiliated securities .................    $ 128,917,169     $ 109,905,031     $  75,495,061
                                                                                  =================================================
               ** Identified cost on affiliated securities ...................    $       4,968     $   1,252,112     $   1,251,186
                                                                                  =================================================

      See Notes to Financial Statements.


28                ANNUAL REPORTS                 JULY 31, 2006

Statements of Operations (As Restated. See Note 9)

                                                                                   Merrill Lynch    Merrill Lynch     Merrill Lynch
                                                                                      Florida        New Jersey       Pennsylvania
                                                                                     Municipal        Municipal         Municipal
For the Year Ended July 31, 2006                                                     Bond Fund        Bond Fund         Bond Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest .........................................................    $   6,919,151     $   5,464,477     $   4,066,373
            Dividends* .......................................................          131,875            19,239            40,883
                                                                                  -------------------------------------------------
            Total income .....................................................        7,051,026         5,483,716         4,107,256
                                                                                  -------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .........................................          715,506           581,624           399,562
            Interest expense and fees ........................................          304,032           120,582           247,581
            Account maintenance and distribution fees -- Class B .............          151,976           118,034           106,139
            Account maintenance and distribution fees -- Class C .............          100,916           103,533            87,240
            Accounting services ..............................................           90,666            84,307            75,803
            Professional fees ................................................           55,395            58,349            49,775
            Account maintenance fees -- Class A ..............................           60,083            36,024            26,523
            Printing and shareholder reports .................................           35,422            30,580            22,267
            Registration fees ................................................           19,771            14,831            13,469
            Trustees' fees and expenses ......................................           15,375            14,665            13,838
            Transfer agent fees -- Class I ...................................           20,551            11,193             5,417
            Transfer agent fees -- Class B ...................................           12,173            11,309            12,944
            Transfer agent fees -- Class A ...................................            7,793            14,033            13,906
            Pricing fees .....................................................           11,531            12,158             8,028
            Custodian fees ...................................................           10,548             8,033             6,904
            Transfer agent fees -- Class C ...................................            6,646             7,787             8,727
            Other ............................................................           19,188            18,967            17,938
                                                                                  -------------------------------------------------
            Total expenses before reimbursement ..............................        1,637,572         1,246,009         1,116,061
            Reimbursement of expenses ........................................           (1,030)           (3,541)           (8,517)
                                                                                  -------------------------------------------------
            Total expenses after reimbursement ...............................        1,636,542         1,242,468         1,107,544
                                                                                  -------------------------------------------------
            Investment income -- net .........................................        5,414,484         4,241,248         2,999,712
                                                                                  -------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments -- net ............................................         (283,326)          131,336            70,314
               Financial futures contracts and swaps -- net ..................               --           598,358           263,424
                                                                                  -------------------------------------------------
            Total realized gain (loss) -- net ................................         (283,326)          729,694           333,738
                                                                                  -------------------------------------------------
            Change in unrealized appreciation/depreciation on:
               Investments -- net ............................................       (2,051,210)       (1,380,522)       (1,637,789)
               Financial futures contracts and swaps -- net ..................               --          (108,531)          (61,143)
                                                                                  -------------------------------------------------
            Total change in unrealized appreciation/depreciation -- net ......       (2,051,210)       (1,489,053)       (1,698,932)
                                                                                  -------------------------------------------------
            Total realized and unrealized loss -- net ........................       (2,334,536)         (759,359)       (1,365,194)
                                                                                  -------------------------------------------------
            Net Increase in Net Assets Resulting from Operations .............    $   3,079,948     $   3,481,889     $   1,634,518
                                                                                  =================================================
             * Dividends from affiliates .....................................    $       5,237     $      19,239     $      40,883
                                                                                  =================================================

      See Notes to Financial Statements.


                 ANNUAL REPORTS                 JULY 31, 2006                29

Statements of Changes in Net Assets (As Restated for 2005. See Note 9)
                                       Merrill Lynch Florida Municipal Bond Fund

                                                                                                           For the Year Ended
                                                                                                                July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $   5,414,484     $   5,980,015
            Realized gain (loss) -- net ........................................................         (283,326)        1,995,354
            Change in unrealized appreciation/depreciation -- net ..............................       (2,051,210)        1,978,770
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        3,079,948         9,954,139
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                 Class A .......................................................................       (2,586,269)       (2,778,903)
                 Class B .......................................................................       (1,185,478)       (1,636,155)
                 Class C .......................................................................         (638,716)         (600,865)
                 Class I .......................................................................       (1,004,021)         (962,289)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................       (5,414,484)       (5,978,212)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions ...........       (3,569,331)       (4,460,831)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................       (5,903,867)         (484,904)
            Beginning of year ..................................................................      131,802,623       132,287,527
                                                                                                    -------------------------------
            End of year* .......................................................................    $ 125,898,756     $ 131,802,623
                                                                                                    ===============================
               * Undistributed investment income -- net ........................................    $     123,585     $     123,585
                                                                                                    ===============================

      See Notes to Financial Statements.


30                ANNUAL REPORTS                 JULY 31, 2006

Statements of Changes in Net Assets (As Restated for 2005. See Note 9)
                                    Merrill Lynch New Jersey Municipal Bond Fund

                                                                                                           For the Year Ended
                                                                                                                July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................   $   4,241,248     $   4,389,634
            Realized gain -- net ................................................................         729,694         1,990,440
            Change in unrealized appreciation/depreciation -- net ...............................      (1,489,053)        2,691,273
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ................................       3,481,889         9,071,347
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                 Class A ........................................................................      (1,482,198)       (1,490,173)
                 Class B ........................................................................        (875,086)       (1,205,519)
                 Class C ........................................................................        (622,496)         (603,550)
                 Class I ........................................................................      (1,215,782)       (1,038,240)
            Realized gain -- net:
                 Class A ........................................................................         (12,456)               --
                 Class B ........................................................................          (8,754)               --
                 Class C ........................................................................          (6,080)               --
                 Class I ........................................................................          (9,352)               --
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends and distributions to shareholders      (4,232,204)       (4,337,482)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions ............      12,420,544         3,429,108
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ........................................................      11,670,229         8,162,973
            Beginning of year ...................................................................     102,876,002        94,713,029
                                                                                                    -------------------------------
            End of year* ........................................................................   $ 114,546,231     $ 102,876,002
                                                                                                    ===============================
               * Undistributed investment income -- net .........................................   $     231,672     $     186,932
                                                                                                    ===============================

      See Notes to Financial Statements.


                 ANNUAL REPORTS                 JULY 31, 2006                31

Statements of Changes in Net Assets (As Restated. See Note 9)
                                  Merrill Lynch Pennsylvania Municipal Bond Fund

                                                                                                           For the Year Ended
                                                                                                                July 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ...........................................................    $   2,999,712     $   3,189,482
            Realized gain -- net ...............................................................          333,738           806,838
            Change in unrealized appreciation/depreciation -- net ..............................       (1,698,932)        1,055,542
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................        1,634,518         5,051,862
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net:
                 Class A .......................................................................       (1,147,819)       (1,149,528)
                 Class B .......................................................................         (831,770)       (1,052,997)
                 Class C .......................................................................         (555,476)         (524,250)
                 Class I .......................................................................         (458,664)         (457,845)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from dividends to shareholders ................       (2,993,729)       (3,184,620)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase (decrease) in net assets derived from beneficial interest transactions           244,580        (6,288,632)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets .......................................................       (1,114,631)       (4,421,390)
            Beginning of year ..................................................................       73,554,905        77,976,295
                                                                                                    -------------------------------
            End of year* .......................................................................    $  72,440,274     $  73,554,905
                                                                                                    ===============================
               * Undistributed investment income -- net ........................................    $      73,316     $      67,333
                                                                                                    ===============================

      See Notes to Financial Statements.


32                ANNUAL REPORTS                 JULY 31, 2006

Statement of Cash Flows           Merrill Lynch Pennsylvania Municipal Bond Fund

For the Year Ended July 31, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ..................................................    $  1,634,518
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
               Decrease in receivables ............................................................................          78,480
               Decrease in prepaid expenses .......................................................................             715
               Increase in other liabilities ......................................................................          46,961
               Realized and unrealized loss -- net ................................................................       1,628,618
               Amortization of premium and discount ...............................................................         147,667
            Proceeds from sales of long-term securities ...........................................................      21,095,573
            Purchases of long-term securities .....................................................................     (22,787,302)
            Net purchases of short-term investments ...............................................................        (942,494)
                                                                                                                       ------------
            Cash provided by operating activities .................................................................         902,736
                                                                                                                       ------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Proceeds from issuance of beneficial interest .........................................................       8,511,466
            Cash payments on beneficial interest ..................................................................      (9,468,560)
            Cash receipts from trust certificates .................................................................       1,500,000
            Dividends paid to shareholders ........................................................................      (1,435,823)
                                                                                                                       ------------
            Cash used for financing activities ....................................................................        (892,917)
                                                                                                                       ------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in cash ..................................................................................           9,819
            Cash at beginning of year .............................................................................          19,889
                                                                                                                       ------------
            Cash at end of year ...................................................................................    $     29,708
                                                                                                                       ============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
            Cash paid for interest ................................................................................    $    335,959
                                                                                                                       ============
===================================================================================================================================
Non-Cash Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders .......    $  1,550,002
                                                                                                                       ============

      See Notes to Financial Statements.


                 ANNUAL REPORTS                 JULY 31, 2006                33

Financial Highlights (As Restated. See Note 9)                           Class A

                                                                                    Merrill Lynch Florida Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.45     $ 10.14     $ 10.04     $ 10.19     $ 10.13
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .45+        .48+        .52+        .52+        .51
            Realized and unrealized gain (loss) -- net ..................      (.20)        .31         .10        (.15)        .06
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .25         .79         .62         .37         .57
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.44)       (.48)       (.52)       (.52)       (.51)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.44)       (.48)       (.52)       (.52)       (.51)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.26     $ 10.45     $ 10.14     $ 10.04     $ 10.19
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.49%       7.98%       6.24%       3.66%       5.81%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .88%        .89%        .87%        .88%        .89%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.12%       1.14%        .99%       1.03%       1.11%
                                                                            =======================================================
            Expenses ....................................................      1.12%       1.14%        .99%       1.03%       1.11%
                                                                            =======================================================
            Investment income -- net ....................................      4.30%       4.68%       5.05%       5.08%       5.07%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $59,210     $59,586     $57,521     $57,610     $43,909
                                                                            =======================================================
            Portfolio turnover ..........................................        45%         49%         28%         41%         36%
                                                                            =======================================================

      *     Total investment returns exclude the effect of sales charges.
      +     Based on average shares outstanding.
      @     Amount is less than $(.01) per share.

            See Notes to Financial Statements.


34                ANNUAL REPORTS                 JULY 31, 2006

                                                                                  Merrill Lynch New Jersey Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.73     $ 10.24     $ 10.22     $ 10.43     $ 10.48
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .44+        .47+        .51+        .50+        .48
            Realized and unrealized gain (loss) -- net ..................      (.07)        .48         .01        (.21)       (.05)
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .37         .95         .52         .29         .43
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.44)       (.46)       (.50)       (.50)       (.48)
             Realized gain -- net .......................................        --@         --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.44)       (.46)       (.50)       (.50)       (.48)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.66     $ 10.73     $ 10.24     $ 10.22     $ 10.43
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      3.55%       9.49%       5.14%       2.76%       4.22%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .91%        .93%        .91%        .93%        .94%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.03%       1.13%       1.08%       1.13%       1.16%
                                                                            =======================================================
            Expenses ....................................................      1.03%       1.14%       1.08%       1.13%       1.16%
                                                                            =======================================================
            Investment income -- net ....................................      4.16%       4.45%       4.85%       4.79%       4.63%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $40,676     $34,618     $32,863     $27,868     $22,745
                                                                            =======================================================
            Portfolio turnover ..........................................        16%         48%         27%         34%         36%
                                                                            =======================================================

                                                                                 Merrill Lynch Pennsylvania Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 11.41     $ 11.13     $ 11.05     $ 11.17     $ 11.00
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .49+        .50+        .51+        .53+        .53
            Realized and unrealized gain (loss) -- net ..................      (.26)        .28         .08        (.12)        .17
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .23         .78         .59         .41         .70
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.44)       (.50)       (.51)       (.53)       (.53)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.44)       (.50)       (.51)       (.53)       (.53)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 11.20     $ 11.41     $ 11.13     $ 11.05     $ 11.17
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.49%       7.16%       5.37%       3.69%       6.50%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .98%       1.01%        .98%        .98%       1.00%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.32%       1.23%       1.06%       1.10%       1.12%
                                                                            =======================================================
            Expenses ....................................................      1.33%       1.24%       1.08%       1.11%       1.12%
                                                                            =======================================================
            Investment income -- net ....................................      4.34%       4.45%       4.50%       4.69%       4.78%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $26,987     $26,024     $25,432     $23,460     $16,295
                                                                            =======================================================
            Portfolio turnover ..........................................        23%         32%         58%         30%         21%
                                                                            =======================================================


                 ANNUAL REPORTS                 JULY 31, 2006                35

Financial Highlights (As Restated. See Note 9) (continued)               Class B

                                                                                    Merrill Lynch Florida Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.47     $ 10.15     $ 10.06     $ 10.20     $ 10.14
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .40+        .44+        .48+        .48+        .47
            Realized and unrealized gain (loss) -- net ..................      (.19)        .32         .09        (.14)        .06
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .21         .76         .57         .34         .53
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.40)       (.44)       (.48)       (.48)       (.47)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.40)       (.44)       (.48)       (.48)       (.47)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.28     $ 10.47     $ 10.15     $ 10.06     $ 10.20
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.08%       7.65%       5.70%       3.35%       5.38%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.29%       1.30%       1.28%       1.28%       1.29%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.52%       1.55%       1.40%       1.43%       1.51%
                                                                            =======================================================
            Expenses ....................................................      1.52%       1.55%       1.40%       1.44%       1.51%
                                                                            =======================================================
            Investment income -- net ....................................      3.90%       4.29%       4.64%       4.67%       4.65%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $25,614     $35,340     $41,705     $61,098     $73,034
                                                                            =======================================================
            Portfolio turnover ..........................................        45%         49%         28%         41%         36%
                                                                            =======================================================

      *     Total investment returns exclude the effect of sales charges.
      +     Based on average shares outstanding.
      @     Amount is less than $(.01) per share.

            See Notes to Financial Statements.


36                ANNUAL REPORTS                 JULY 31, 2006

                                                                                  Merrill Lynch New Jersey Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.73     $ 10.24     $ 10.22     $ 10.43     $ 10.48
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .40+        .43+        .46+        .46+        .44
            Realized and unrealized gain (loss) -- net ..................      (.09)        .48         .02        (.22)       (.05)
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .31         .91         .48         .24         .39
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.39)       (.42)       (.46)       (.45)       (.44)
             Realized gain -- net .......................................        --@         --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.39)       (.42)       (.46)       (.45)       (.44)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.65     $ 10.73     $ 10.24     $ 10.22     $ 10.43
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      3.03%       9.04%       4.71%       2.34%       3.80%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.33%       1.34%       1.32%       1.34%       1.35%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.44%       1.54%       1.48%       1.54%       1.57%
                                                                            =======================================================
            Expenses ....................................................      1.44%       1.55%       1.49%       1.54%       1.57%
                                                                            =======================================================
            Investment income -- net ....................................      3.75%       4.06%       4.44%       4.37%       4.21%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $20,920     $26,893     $31,781     $44,968     $62,716
                                                                            =======================================================
            Portfolio turnover ..........................................        16%         48%         27%         34%         36%
                                                                            =======================================================

                                                                                 Merrill Lynch Pennsylvania Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .44+        .46+        .46+        .49+        .48
            Realized and unrealized gain (loss) -- net ..................      (.21)        .27         .09        (.14)        .17
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .23         .73         .55         .35         .65
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.44)       (.46)       (.46)       (.48)       (.48)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.44)       (.46)       (.46)       (.48)       (.48)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 11.18     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.07%       6.63%       5.04%       3.18%       6.07%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.39%       1.42%       1.38%       1.39%       1.40%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.73%       1.64%       1.47%       1.51%       1.51%
                                                                            =======================================================
            Expenses ....................................................      1.74%       1.65%       1.48%       1.52%       1.51%
                                                                            =======================================================
            Investment income -- net ....................................      3.93%       4.05%       4.09%       4.31%       4.36%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $18,402     $23,965     $28,749     $43,099     $54,421
                                                                            =======================================================
            Portfolio turnover ..........................................        23%         32%         58%         30%         21%
                                                                            =======================================================


                 ANNUAL REPORTS                 JULY 31, 2006                37

Financial Highlights (As Restated. See Note 9) (continued)               Class C

                                                                                    Merrill Lynch Florida Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.45     $ 10.14     $ 10.04     $ 10.18     $ 10.13
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .39+        .43+        .47+        .47+        .46
            Realized and unrealized gain (loss) -- net ..................      (.19)        .31         .10        (.14)        .05
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .20         .74         .57         .33         .51
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.39)       (.43)       (.47)       (.47)       (.46)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.39)       (.43)       (.47)       (.47)       (.46)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.26     $ 10.45     $ 10.14     $ 10.04     $ 10.18
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      1.98%       7.44%       5.70%       3.24%       5.17%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.39%       1.40%       1.38%       1.38%       1.39%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.62%       1.65%       1.50%       1.54%       1.61%
                                                                            =======================================================
            Expenses ....................................................      1.62%       1.65%       1.50%       1.54%       1.61%
                                                                            =======================================================
            Investment income -- net ....................................      3.80%       4.17%       4.54%       4.57%       4.56%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $17,472     $16,229     $13,381     $14,759     $10,489
                                                                            =======================================================
            Portfolio turnover ..........................................        45%         49%         28%         41%         36%
                                                                            =======================================================

      *     Total investment returns exclude the effect of sales charges.
      +     Based on average shares outstanding.
      @     Amount is less than $(.01) per share.

            See Notes to Financial Statements.


38                ANNUAL REPORTS                 JULY 31, 2006

                                                                                  Merrill Lynch New Jersey Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.73     $ 10.24     $ 10.21     $ 10.42     $ 10.47
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .39+        .41+        .45+        .45+        .43
            Realized and unrealized gain (loss) -- net ..................      (.10)        .49         .02        (.22)       (.05)
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .29         .90         .47         .23         .38
                                                                            -------------------------------------------------------
            Less dividends and distributions:
            Total dividends and distributions ...........................      (.38)       (.41)       (.44)       (.44)       (.43)
             Realized gain -- net .......................................        --@         --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.38)       (.41)       (.44)       (.44)       (.43)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.64     $ 10.73     $ 10.24     $ 10.21     $ 10.42
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.83%       8.94%       4.71%       2.24%       3.70%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.42%       1.44%       1.42%       1.44%       1.45%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.53%       1.64%       1.58%       1.63%       1.67%
                                                                            =======================================================
            Expenses ....................................................      1.54%       1.65%       1.59%       1.64%       1.67%
                                                                            =======================================================
            Investment income -- net ....................................      3.65%       3.94%       4.34%       4.28%       4.12%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $19,634     $16,040     $14,903     $15,505     $13,375
                                                                            =======================================================
            Portfolio turnover ..........................................        16%         48%         27%         34%         36%
                                                                            =======================================================

                                                                                 Merrill Lynch Pennsylvania Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .43+        .45+        .45+        .47+        .47
            Realized and unrealized gain (loss) -- net ..................      (.20)        .26         .09        (.13)        .17
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .23         .71         .54         .34         .64
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.43)       (.44)       (.45)       (.47)       (.47)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.43)       (.44)       (.45)       (.47)       (.47)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 11.19     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.06%       6.53%       4.93%       3.07%       5.96%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................      1.48%       1.52%       1.49%       1.49%       1.51%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.82%       1.74%       1.57%       1.61%       1.63%
                                                                            =======================================================
            Expenses ....................................................      1.84%       1.75%       1.59%       1.62%       1.63%
                                                                            =======================================================
            Investment income -- net ....................................      3.83%       3.94%       3.99%       4.18%       4.27%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $15,642     $13,626     $13,260     $13,309     $ 9,309
                                                                            =======================================================
            Portfolio turnover ..........................................        23%         32%         58%         30%         21%
                                                                            =======================================================


                 ANNUAL REPORTS                 JULY 31, 2006                39

Financial Highlights (As Restated. See Note 9) (concluded)               Class I

                                                                                    Merrill Lynch Florida Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.47     $ 10.15     $ 10.06     $ 10.20     $ 10.14
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .46+        .49+        .53+        .53+        .52
            Realized and unrealized gain (loss) -- net ..................      (.23)        .32         .09        (.14)        .06
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .23         .81         .62         .39         .58
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.42)       (.49)       (.53)       (.53)       (.52)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.42)       (.49)       (.53)       (.53)       (.52)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.28     $ 10.47     $ 10.15     $ 10.06     $ 10.20
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.60%       8.19%       6.24%       3.87%       5.91%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .78%        .79%        .78%        .77%        .79%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.02%       1.04%        .89%        .93%       1.01%
                                                                            =======================================================
            Expenses ....................................................      1.02%       1.04%        .89%        .93%       1.01%
                                                                            =======================================================
            Investment income -- net ....................................      4.40%       4.78%       5.15%       5.18%       5.16%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $23,603     $20,647     $19,681     $22,053     $25,886
                                                                            =======================================================
            Portfolio turnover ..........................................        45%         49%         28%         41%         36%
                                                                            =======================================================

      *     Total  investment  returns  exclude  the  effect  of sales  charges.
            Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
      +     Based on average shares outstanding.
      @     Amount is less than $(.01) per share.

            See Notes to Financial Statements.


40                ANNUAL REPORTS                 JULY 31, 2006

                                                                                  Merrill Lynch New Jersey Municipal Bond Fund
                                                                            -------------------------------------------------------
The following per share data and ratios have been derived                                  For the Year Ended July 31,
                                                                            -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 10.73     $ 10.24     $ 10.21     $ 10.43     $ 10.48
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .45+        .48+        .52+        .50+        .49
            Realized and unrealized gain (loss) -- net ..................      (.09)        .48         .02        (.21)       (.05)
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .36         .96         .54         .29         .44
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.45)       (.47)       (.51)       (.51)       (.49)
             Realized gain -- net .......................................        --@         --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.45)       (.47)       (.51)       (.51)       (.49)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 10.64     $ 10.73     $ 10.24     $ 10.21     $ 10.43
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      3.46%       9.60%       5.35%       2.75%       4.33%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .81%        .83%        .81%        .83%        .84%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................       .93%       1.03%        .97%       1.03%       1.06%
                                                                            =======================================================
            Expenses ....................................................       .93%       1.04%        .98%       1.03%       1.06%
                                                                            =======================================================
            Investment income -- net ....................................      4.26%       4.54%       4.93%       4.88%       4.72%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $33,316     $25,325     $15,166     $23,582     $20,723
                                                                            =======================================================
            Portfolio turnover ..........................................        16%         48%         27%         34%         36%
                                                                            =======================================================

                                                                                 Merrill Lynch Pennsylvania Municipal Bond Fund
                                                                            -------------------------------------------------------
                                                                                           For the Year Ended July 31,
The following per share data and ratios have been derived                   -------------------------------------------------------
from information provided in the financial statements.                        2006        2005        2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of year ..........................   $ 11.39     $ 11.12     $ 11.03     $ 11.16     $ 10.99
                                                                            -------------------------------------------------------
            Investment income -- net ....................................       .50+        .51+        .52+        .54+        .54
            Realized and unrealized gain (loss) -- net ..................      (.21)        .27         .08        (.13)        .17
                                                                            -------------------------------------------------------
            Total from investment operations ............................       .29         .78         .60         .41         .71
                                                                            -------------------------------------------------------
            Less dividends and distributions:
             Investment income -- net ...................................      (.50)       (.51)       (.51)       (.54)       (.54)
             Realized gain -- net .......................................        --          --          --          --          --
                                                                            -------------------------------------------------------
            Total dividends and distributions ...........................      (.50)       (.51)       (.51)       (.54)       (.54)
                                                                            -------------------------------------------------------
            Net asset value, end of year ................................   $ 11.18     $ 11.39     $ 11.12     $ 11.03     $ 11.16
                                                                            =======================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........................      2.59%       7.17%       5.57%       3.69%       6.61%
                                                                            =======================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of reimbursement and excluding interest expense
             and fees ...................................................       .88%        .91%        .88%        .88%        .90%
                                                                            =======================================================
            Expenses, net of reimbursement ..............................      1.22%       1.13%        .96%       1.00%       1.02%
                                                                            =======================================================
            Expenses ....................................................      1.23%       1.14%        .98%       1.01%       1.02%
                                                                            =======================================================
            Investment income -- net ....................................      4.44%       4.55%       4.60%       4.81%       4.88%
                                                                            =======================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of year (in thousands) ......................   $11,410     $ 9,939     $10,536     $11,296     $12,104
                                                                            =======================================================
            Portfolio turnover ..........................................        23%         32%         58%         30%         21%
                                                                            =======================================================


                 ANNUAL REPORTS                 JULY 31, 2006                41

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund (the "Funds" or individually as the "Fund") are part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Funds are registered under the Investment Company Act of 1940, as amended, as non-diversified, open-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Municipal bonds held in trust -- The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of


42                ANNUAL REPORTS                 JULY 31, 2006
beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. The Funds' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in each of the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At July 31, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                        Range of
                                                        Interest     Underlying
                                        Liability     Rates on the    Municipal
                                           for         Liability        Bonds
                                          Trust        for Trust     Transferred
                                       Certificates   Certificates     to TOBs
--------------------------------------------------------------------------------
Merrill Lynch Florida ...............                    3.15%-
        Municipal Bond Fund .........  $ 9,437,500       3.68%       $20,522,833
Merrill Lynch New Jersey ............                    3.70%-
        Municipal Bond Fund .........  $ 2,770,000       3.97%       $ 5,490,306
Merrill Lynch Pennsylvania ..........                    3.64%-
        Municipal Bond Fund .........  $ 7,300,000       3.68%       $15,433,366
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 during the fiscal 2008 year and the impact on the Funds' financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(i) Expenses -- Certain expenses have been allocated to the individual funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Trust.


                 ANNUAL REPORTS                 JULY 31, 2006                43

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, with respect to Merrill Lynch New Jersey Municipal Bond Fund, $946 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of a permanent difference attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Each Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Funds' portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. For such services, each Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion. For the year ended July 31, 2006, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment described below:

--------------------------------------------------------------------------------
                                      Investment                   Reimbursement
--------------------------------------------------------------------------------
Merrill Lynch Florida           CMA Florida Municipal
  Municipal Bond Fund             Money Fund                              $1,000
                                Merrill Lynch Institutional
                                  Tax-Exempt Fund                         $   30
--------------------------------------------------------------------------------
Merrill Lynch New Jersey        CMA New Jersey Municipal
  Municipal Bond Fund             Money Fund                              $3,541
--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania      CMA Pennsylvania Municipal
  Municipal Bond Fund             Money Fund                              $8,517
--------------------------------------------------------------------------------

Pursuant to the Distribution Plans adopted by each Fund in accordance with Rule
        12b-1 under the Investment Company Act of 1940, each Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A .........................................      .10%              --
Class B .........................................      .25%             .25%
Class C .........................................      .25%             .35%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to each Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of each of the Funds' Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                   Merrill Lynch   Merrill Lynch   Merrill Lynch
                                      Florida       New Jersey      Pennsylvania
                                     Municipal       Municipal       Municipal
                                     Bond Fund       Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Class A:
FAMD ............................     $ 8,601         $ 1,587         $ 2,808
MLPF&S ..........................     $54,933         $14,050         $24,140
--------------------------------------------------------------------------------
Class I:
FAMD ............................     $ 2,539         $ 1,417         $ 1,051
MLPF&S ..........................     $30,919         $12,295         $11,197
--------------------------------------------------------------------------------

For the year ended July 31, 2006, MLPF&S received contingent deferred sales charges of each of the Funds' Class B and Class C Shares as follows:

--------------------------------------------------------------------------------
                                   Merrill Lynch   Merrill Lynch   Merrill Lynch
                                      Florida       New Jersey      Pennsylvania
                                     Municipal       Municipal       Municipal
                                     Bond Fund       Bond Fund       Bond Fund
--------------------------------------------------------------------------------
Class B: ........................     $20,495         $18,540          $6,582
Class C: ........................     $12,649         $   916          $  142
--------------------------------------------------------------------------------

Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers in Class A Shares as follows:

--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund ..............................    $833
Merrill Lynch New Jersey Municipal Bond Fund ...........................    $  9
--------------------------------------------------------------------------------


44                ANNUAL REPORTS                 JULY 31, 2006

For the year ended July 31, 2006, the Funds reimbursed FAM for certain accounting services as follows:

--------------------------------------------------------------------------------
                                                                   Reimbursement
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund ........................        $2,876
Merrill Lynch New Jersey Municipal Bond Fund .....................        $2,259
Merrill Lynch Pennsylvania Municipal Bond Fund ...................        $1,596
--------------------------------------------------------------------------------

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is each Fund's transfer agent.

Certain officers and/or trustees of the Funds are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006 as discussed in Note 10.

On July 31, 2006 (for Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund) and August 31, 2006 (for Merrill Lynch Florida Municipal Bond Fund), shareholders of each Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee did not change.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                                   Purchases            Sales
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal
  Bond Fund ...................................   $62,686,934        $66,334,410
Merrill Lynch New Jersey Municipal
  Bond Fund ...................................   $26,677,311        $17,332,238
Merrill Lynch Pennsylvania Municipal
  Bond Fund ...................................   $21,778,462        $18,219,720
--------------------------------------------------------------------------------

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions were as follows:

--------------------------------------------------------------------------------
                                                  For the Year      For the Year
                                                     Ended             Ended
                                                    July 31,          July 31,
                                                     2006              2005
--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal
  Bond Fund ...................................   $(3,569,331)      $(4,460,831)
Merrill Lynch New Jersey Municipal
  Bond Fund ...................................   $12,420,544       $ 3,429,108
Merrill Lynch Pennsylvania Municipal
  Bond Fund ...................................   $   244,580       $(6,288,632)
--------------------------------------------------------------------------------

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        527,848     $ 5,463,162
Automatic conversion of shares .................        243,585       2,516,457
Shares issued to shareholders in
  reinvestment of dividends ....................         91,450         945,045
                                                    ---------------------------
Total issued ...................................        862,883       8,924,664
Shares redeemed ................................       (796,776)     (8,221,713)
                                                    ---------------------------
Net increase ...................................         66,107     $   702,951
                                                    ===========================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         853,541     $  8,841,929
Automatic conversion of shares ...............         229,334        2,370,126
Shares issued to shareholders in
  reinvestment of dividends ..................          97,373        1,008,003
                                                    ---------------------------
Total issued .................................       1,180,248       12,220,058
Shares redeemed ..............................      (1,152,029)     (11,915,967)
                                                    ---------------------------
Net increase .................................          28,219     $    304,091
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2006                                     Shares        Amount
-------------------------------------------------------------------------------
Shares sold ..................................          57,971     $    601,017
Shares issued to shareholders in
  reinvestment of dividends ..................          33,304          344,967
                                                    ---------------------------
Total issued .................................          91,275          945,984
                                                    ---------------------------
Automatic conversion of shares ...............        (243,160)      (2,516,457)
Shares redeemed ..............................        (733,191)      (7,590,028)
                                                    ---------------------------
Total redeemed ...............................        (976,351)     (10,106,485)
                                                    ---------------------------
Net decrease .................................        (885,076)    $ (9,160,501)
                                                    ===========================


                 ANNUAL REPORTS                 JULY 31, 2006                45

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------

Shares sold ....................................         94,359     $   976,357
Shares issued to shareholders in
  reinvestment of dividends ....................         49,607         514,120
                                                    ---------------------------
Total issued ...................................        143,966       1,490,477
                                                    ---------------------------
Automatic conversion of shares .................       (228,947)     (2,370,126)
Shares redeemed ................................       (645,659)     (6,679,715)
                                                    ---------------------------
Total redeemed .................................       (874,606)     (9,049,841)
                                                    ---------------------------
Net decrease ...................................       (730,640)    $(7,559,364)
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        573,431     $ 5,936,278
Shares issued to shareholders in
  reinvestment of dividends ....................         25,304         261,367
                                                    ---------------------------
Total issued ...................................        598,735       6,197,645
Shares redeemed ................................       (449,648)     (4,645,872)
                                                    ---------------------------
Net increase ...................................        149,087     $ 1,551,773
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        529,289     $ 5,500,348
Shares issued to shareholders in
  reinvestment of dividends ....................         21,406         221,728
                                                    ---------------------------
Total issued ...................................        550,695       5,722,076
Shares redeemed ................................       (317,402)     (3,288,227)
                                                    ---------------------------
Net increase ...................................        233,293     $ 2,433,849
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        795,565     $ 8,233,760
Shares issued to shareholders in
  reinvestment of dividends ....................         34,571         357,839
                                                    ---------------------------
Total issued ...................................        830,136       8,591,599
Shares redeemed ................................       (507,208)     (5,255,153)
                                                    ---------------------------
Net increase ...................................        322,928     $ 3,336,446
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        280,520     $ 2,901,857
Shares issued to shareholders in
  reinvestment of dividends ....................         38,167         395,769
                                                    ---------------------------
Total issued ...................................        318,687       3,297,626
Shares redeemed ................................       (284,189)     (2,937,033)
                                                    ---------------------------
Net increase ...................................         34,498     $   360,593
                                                    ===========================

-------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         208,943     $  2,220,603
Automatic conversion of shares ...............         143,613        1,527,300
Shares issued resulting from
  reorganization .............................         563,945        5,972,178
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................          74,164          788,558
                                                    ---------------------------
Total issued .................................         990,665       10,508,639
Shares redeemed ..............................        (398,716)      (4,231,990)
                                                    ---------------------------
Net increase .................................         591,949     $  6,276,649
                                                    ===========================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        110,260     $ 1,168,660
Automatic conversion of shares .................        209,325       2,210,673
Shares issued to shareholders in
  reinvestment of dividends ....................         74,157         783,996
                                                    ---------------------------
Total issued ...................................        393,742       4,163,329
Shares redeemed ................................       (376,540)     (3,979,586)
                                                    ---------------------------
Net increase ...................................         17,202     $   183,743
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................         75,601     $   803,353
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................................         36,197         384,750
                                                    ---------------------------
Total issued ...................................        111,798       1,188,103
                                                    ---------------------------
Automatic conversion of shares .................       (143,732)     (1,527,300)
Shares redeemed ................................       (509,703)     (5,409,374)
                                                    ---------------------------
Total redeemed .................................       (653,435)     (6,936,674)
                                                    ---------------------------
Net decrease ...................................       (541,637)    $(5,748,571)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        132,994     $ 1,398,646
Shares issued to shareholders in
  reinvestment of dividends ....................         50,657         534,714
                                                    ---------------------------
Total issued ...................................        183,651       1,933,360
                                                    ---------------------------
Automatic conversion of shares .................       (209,415)     (2,210,673)
Shares redeemed ................................       (571,445)     (6,060,405)
                                                    ---------------------------
Total redeemed .................................       (780,860)     (8,271,078)
                                                    ---------------------------
Net decrease ...................................       (597,209)    $(6,337,718)
                                                    ===========================


46                ANNUAL REPORTS                 JULY 31, 2006

-------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        486,689     $ 5,166,459
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ................................         31,114         330,567
                                                    ---------------------------
Total issued ...................................        517,803       5,497,026
Shares redeemed ................................       (168,574)     (1,794,645)
                                                    ---------------------------
Net increase ...................................        349,229     $ 3,702,381
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        236,223     $ 2,498,568
Shares issued to shareholders in
  reinvestment of dividends ....................         28,197         297,822
                                                    ---------------------------
Total issued ...................................        264,420       2,796,390
Shares redeemed ................................       (224,867)     (2,374,940)
                                                    ---------------------------
Net increase ...................................         39,553     $   421,450
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................         964,976     $ 10,272,414
Shares issued to shareholders in
  reinvestment of dividends and
  distributions ..............................          34,893          370,812
                                                    ---------------------------
Total issued .................................         999,869       10,643,226
Shares redeemed ..............................        (230,789)      (2,453,141)
                                                    ---------------------------
Net increase .................................         769,080     $  8,190,085
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ..................................       1,133,504     $ 11,842,792
Shares issued to shareholders in
  reinvestment of dividends ..................          35,848          378,574
                                                    ---------------------------
Total issued .................................       1,169,352       12,221,366
Shares redeemed ..............................        (289,843)      (3,059,733)
                                                    ---------------------------
Net increase .................................         879,509     $  9,161,633
                                                    ===========================

-------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        186,476     $ 2,100,586
Automatic conversion of shares .................        175,276       1,971,520
Shares issued to shareholders in
  reinvestment of dividends ....................         53,112         598,166
                                                    ---------------------------
Total issued ...................................        414,864       4,670,272
Shares redeemed ................................       (286,415)     (3,220,475)
                                                    ---------------------------
Net increase ...................................        128,449     $ 1,449,797
                                                    ===========================

-------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund (continued)
-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        111,903     $ 1,274,747
Automatic conversion of shares .................        189,494       2,148,323
Shares issued to shareholders in
  reinvestment of dividends ....................         50,337         571,748
                                                    ---------------------------
Total issued ...................................        351,734       3,994,818
Shares redeemed ................................       (354,711)     (4,024,918)
                                                    ---------------------------
Net decrease ...................................         (2,977)    $   (30,100)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................         22,583     $   256,222
Shares issued to shareholders in
  reinvestment of dividends ....................         37,037         416,986
                                                    ---------------------------
Total issued ...................................         59,620         673,208
                                                    ---------------------------
Automatic conversion of shares .................       (175,472)     (1,971,520)
Shares redeemed ................................       (342,329)     (3,848,140)
                                                    ---------------------------
Total redeemed .................................       (517,801)     (5,819,660)
                                                    ---------------------------
Net decrease ...................................       (458,181)    $(5,146,452)
                                                    ===========================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................         75,859     $   864,464
Shares issued to shareholders in
  reinvestment of dividends ....................         47,174         535,066
                                                    ---------------------------
Total issued ...................................        123,033       1,399,530
                                                    ---------------------------
Automatic conversion of shares .................       (189,706)     (2,148,323)
Shares redeemed ................................       (415,338)     (4,706,022)
                                                    ---------------------------
Total redeemed .................................       (605,044)     (6,854,345)
                                                    ---------------------------
Net decrease ...................................       (482,011)    $(5,454,815)
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        271,153     $ 3,052,105
Shares issued to shareholders in
  reinvestment of dividends ....................         28,373         319,214
                                                    ---------------------------
Total issued ...................................        299,526       3,371,319
Shares redeemed ................................        (97,038)     (1,091,005)
                                                    ---------------------------
Net increase ...................................        202,488     $ 2,280,314
                                                    ===========================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        157,442     $ 1,789,381
Shares issued to shareholders in
  reinvestment of dividends ....................         27,240         309,029
                                                    ---------------------------
Total issued ...................................        184,682       2,098,410
Shares redeemed ................................       (181,224)     (2,057,437)
                                                    ---------------------------
Net increase ...................................          3,458     $    40,973
                                                    ===========================


                 ANNUAL REPORTS                 JULY 31, 2006                47

-------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund (concluded)
-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2006                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        258,690     $ 2,907,065
Shares issued to shareholders in
  reinvestment of dividends ....................         19,170         215,636
                                                    ---------------------------
Total issued ...................................        277,860       3,122,701
Shares redeemed ................................       (130,146)     (1,461,780)
                                                    ---------------------------
Net increase ...................................        147,714     $ 1,660,921
                                                    ===========================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                     Shares         Amount
-------------------------------------------------------------------------------
Shares sold ....................................        112,623     $ 1,276,736
Shares issued to shareholders in
  reinvestment of dividends ....................         19,901         225,744
                                                    ---------------------------
Total issued ...................................        132,524       1,502,480
Shares redeemed ................................       (207,663)     (2,347,170)
                                                    ---------------------------
Net decrease ...................................        (75,139)    $  (844,690)
                                                    ===========================

5. Short-Term Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Funds may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Funds may borrow up to the maximum amount allowable under the Funds' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Funds pay a commitment fee of .07% per annum based on the Funds' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at the Funds' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Funds did not borrow under the credit agreement during the year ended July 31, 2006.

6. Distributions to Shareholders:

Merrill Lynch Florida Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                         7/31/2006     7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .................................    $5,414,484    $5,978,212
                                                        ------------------------
Total distributions ................................    $5,414,484    $5,978,212
--------------------------------------------------------------------------------

As of July 31, 2006, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------
Undistributed tax-exempt income -- net .......................         123,585
Undistributed long-term capital gains -- net .................              --
                                                                   -----------
Total undistributed earnings -- net ..........................         123,585
Capital loss carryforward ....................................      (4,887,682)*
Unrealized gains -- net ......................................       3,955,999**

                                                                   -----------
Total accumulated losses -- net ..............................     $  (808,098)
                                                                   ===========

* On July 31, 2006, the Fund had a net capital loss carryforward of $4,887,682, of which $2,903,747 expires in 2008, $1,935,908 expires in
      2009 and $48,027 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the deferral of post-October capital losses for tax purposes and the difference between book and tax treatment of residual interests in tender option bond trusts.

Merrill Lynch New Jersey Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                         7/31/2006     7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .................................    $4,195,562    $4,337,482
 Ordinary income ...................................        36,642            --
                                                        ------------------------
Total distributions ................................    $4,232,204    $4,337,482
--------------------------------------------------------------------------------

As of July 31, 2006, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net .......................    $    94,196
Undistributed long-term capital gains -- net .................             --
                                                                  -----------
Total undistributed earnings -- net ..........................         94,196
Capital loss carryforward ....................................     (6,885,783)*
Unrealized gains -- net ......................................      5,106,476**

                                                                  -----------
Total accumulated losses -- net ..............................     (1,685,111)
                                                                  ===========

* On July 31, 2006, the Fund had a net capital loss carryforward of $6,885,783, of which $5,075,421 expires in 2009 and $1,810,362 expires in
      2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts..

Merrill Lynch Pennsylvania Municipal Bond Fund

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                        7/31/2006     7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income .................................    $2,993,729    $3,184,620
                                                        ------------------------
Total distributions ................................    $2,993,729    $3,184,620
--------------------------------------------------------------------------------


48                ANNUAL REPORTS                 JULY 31, 2006

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net .......................    $    59,861
Undistributed long-term capital gains -- net .................             --
                                                                  -----------
Total undistributed earnings -- net ..........................         59,861
Capital loss carryforward ....................................       (188,807)*
Unrealized gains -- net ......................................      3,180,374**
                                                                  -----------
Total accumulated earnings -- net ............................    $ 3,051,428
                                                                  ===========

* On July 31, 2006, the Fund had a net capital loss carryforward of $188,807, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between book and tax treatment of residual interests in tender option bond trusts..

7. Acquisition of Lebenthal New Jersey Municipal Bond Fund:

On May 1, 2006, Merrill Lynch New Jersey Municipal Bond Fund acquired substantially all of the assets and assumed substantially all of the liabilities of Lebenthal New Jersey Municipal Bond Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 872,704 shares of Common Stock of Lebenthal New Jersey Municipal Bond Fund for 563,945 shares of Common Stock of Merrill Lynch New Jersey Municipal Bond Fund. Lebenthal New Jersey Municipal Bond Fund's net assets on that date of $5,972,178, including $190,617 of net unrealized appreciation, were combined with those of Merrill Lynch New Jersey Municipal Bond Fund. The aggregate net assets immediately after the acquisition amounted to $108,055,259.

8. Plan of Reorganization:

On May 9, 2006, the Board of Trustees for Merrill Lynch New Jersey Municipal Bond Fund approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch New Jersey Municipal Bond Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock New Jersey Tax-Free Income Portfolio in exchange for newly issued shares of Merrill Lynch New Jersey Municipal Bond Fund.

On May 9, 2006, the Board of Trustees for Merrill Lynch Pennsylvania Municipal Bond Fund approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Pennsylvania Municipal Bond Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock Pennsylvania Tax-Free Income Portfolio in exchange for newly issued shares of Merrill Lynch Pennsylvania Municipal Bond Fund.

9. Restatement Information:

Subsequent to the issuance of its July 31, 2006 financial statements, the Funds determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated the Statements of Assets and Liabilities, including the Schedules of Investments, as of July 31, 2006, the Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended for Merrill Lynch Pennsylvania Municipal Bond Fund and for the year ended July 31, 2005 for Merrill Lynch Florida Municipal Bond Fund and Merrill Lynch New Jersey Municipal Bond Fund, and certain financial highlights for each of the five years in the period then ended. The effects of the restatements were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain (loss) -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
Statement of Assets and Liabilities
As of July 31, 2006
-------------------------------------------------------------------------------
                                                  Previously
                                                   Reported          Restated
-------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .....................    $ 124,666,726     $ 134,104,226
Investments in unaffiliated
  securities, identified cost ..............    $ 120,612,161     $ 128,917,169
Interest receivable ........................    $   1,411,693     $   1,452,139
Total assets ...............................    $ 126,198,373     $ 135,676,319
Trust certificates .........................               --     $   9,437,500
Interest expense payable ...................               --     $      40,446
Total liabilities ..........................    $     299,617     $   9,777,563
Accumulated realized capital
  losses -- net ............................    $  (4,986,248)    $  (6,118,740)
Unrealized appreciation -- net .............    $   4,054,565     $   5,187,057
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
Statement of Operations
For the Year Ended July 31, 2006
-------------------------------------------------------------------------------
                                                       Previously
                                                        Reported      Restated
-------------------------------------------------------------------------------
Interest ...........................................   $6,615,119    $6,919,151
Total income .......................................   $6,746,994    $7,051,026
Interest expense and fees ..........................           --    $  304,032
Total expenses before reimbursement ................   $1,333,540    $1,637,572
Total expenses after reimbursement .................   $1,332,510    $1,636,542
-------------------------------------------------------------------------------


                 ANNUAL REPORTS                 JULY 31, 2006                49

--------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
Statement of Changes in Net Assets
For the Year Ended July 31, 2005
--------------------------------------------------------------------------------
                                                        Previously
                                                         Reported      Restated
--------------------------------------------------------------------------------
Realized gain -- net ...............................    $1,354,628    $1,995,354
Change in unrealized appreciation/
  depreciation -- net ..............................    $2,619,496    $1,978,770
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Florida Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class A                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .88%     1.12%        .89%     1.14%        .87%     .99%         .88%     1.03%          .89%    1.11%
Expenses ............       .88%     1.12%        .89%     1.14%        .88%     .99%         .88%     1.03%          .89%    1.11%
Portfolio turnover ..     49.85%       45%      54.26%       49%      31.83%      28%       45.50%       41%        41.29%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class B                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.29%     1.52%       1.30%     1.55%       1.28%     1.40%       1.28%     1.43%         1.29%    1.51%
Expenses ............      1.29%     1.52%       1.30%     1.55%       1.28%     1.40%       1.28%     1.44%         1.29%    1.51%
Portfolio turnover ..     49.85%       45%      54.26%       49%      31.83%       28%      45.50%       41%        41.29%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class C                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.39%     1.62%       1.40%     1.65%       1.38%     1.50%       1.38%     1.54%         1.39%    1.61%
Expenses ............      1.39%     1.62%       1.40%     1.65%       1.38%     1.50%       1.39%     1.54%         1.39%    1.61%
Portfolio turnover ..     49.85%       45%      54.26%       49%      31.83%       28%      45.50%       41%        41.29%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class I                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .78%     1.02%        .79%     1.04%        .78%     .89%         .77%     .93%           .79%    1.01%
Expenses ............       .78%     1.02%        .79%     1.04%        .78%     .89%         .78%     .93%           .79%    1.01%
Portfolio turnover ..     49.85%       45%      54.26%       49%      31.83%      28%       45.50%      41%         41.29%      36%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
Statement of Assets and Liabilities
For the Year Ended July 31, 2006
--------------------------------------------------------------------------------
                                                  Previously
                                                   Reported          Restated
--------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .....................    $ 112,456,787     $ 115,226,787
Investments in unaffiliated
  securities, identified cost ..............    $ 107,134,588     $ 109,905,031
Interest receivable ........................    $   1,071,988     $   1,103,574
Total assets ...............................    $ 114,919,842     $ 117,721,428
Trust certificates .........................               --     $   2,770,000
Interest expense payable ...................               --     $      31,586
Total liabilities ..........................    $     373,611     $   3,175,197
Accumulated realized capital
  losses -- net ............................    $  (7,238,982)    $  (7,238,539)
Unrealized appreciation -- net .............    $   5,322,199     $   5,321,756
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
Statement of Operations
For the Year Ended July 31, 2006
--------------------------------------------------------------------------------
                                                        Previously
                                                         Reported      Restated
--------------------------------------------------------------------------------
Interest ...........................................    $5,343,895    $5,464,477
Total income .......................................    $5,363,134    $5,483,716
Interest expense and fees ..........................    $       --    $  120,582
Total expenses before reimbursement ................    $1,125,427    $1,246,009
Total expenses after reimbursement .................    $1,121,886    $1,242,468
--------------------------------------------------------------------------------


50                ANNUAL REPORTS                 JULY 31, 2006

--------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
Statement of Changes in Net Assets
For the Year Ended July 31, 2005
--------------------------------------------------------------------------------
                                                        Previously
                                                         Reported      Restated
--------------------------------------------------------------------------------
Realized gain -- net ...............................    $1,989,997    $1,990,440
Change in unrealized appreciation/
  depreciation -- net ..............................    $2,691,716    $2,691,273
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch New Jersey Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class A                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .91%     1.03%        .93%     1.13%        .91%     1.08%        .93%     1.13%          .94%    1.16%
Expenses ............       .92%     1.03%        .94%     1.14%        .92%     1.08%        .93%     1.13%          .94%    1.16%
Portfolio turnover ..     18.94%       16%      69.66%       48%      30.76%       27%      39.93%       34%        41.39%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class B                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.33%     1.44%       1.34%     1.54%       1.32%     1.48%       1.34%     1.54%         1.35%    1.57%
Expenses ............      1.33%     1.44%       1.35%     1.55%       1.33%     1.49%       1.34%     1.54%         1.35%    1.57%
Portfolio turnover ..     18.94%       16%      69.66%       48%      30.76%       27%      39.93%       34%        41.39%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class C                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.42%     1.53%       1.44%     1.64%       1.42%     1.58%       1.44%     1.63%         1.45%    1.67%
Expenses ............      1.42%     1.54%       1.45%     1.65%       1.43%     1.59%       1.44%     1.64%         1.45%    1.67%
Portfolio turnover ..     18.94%       16%      69.66%       48%      30.76%       27%      39.93%       34%        41.39%      36%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class I                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .81%     .93%         .83%     1.03%        .81%     .97%         .83%     1.03%          .84%    1.06%
Expenses ............       .82%     .93%         .84%     1.04%        .82%     .98%         .83%     1.03%          .84%    1.06%
Portfolio turnover ..     18.94%      16%       69.66%       48%      30.76%      27%       39.93%       34%        41.39%      36%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
Statement of Assets and Liabilities
As of July 31, 2006
--------------------------------------------------------------------------------
                                                    Previously
                                                     Reported         Restated
--------------------------------------------------------------------------------
Investments in unaffiliated
  securities, at value .......................    $ 71,755,772     $ 79,055,772
Investments in unaffiliated
  securities, identified cost ................    $ 68,312,968     $ 75,495,061
Interest receivable ..........................    $    696,592     $    739,152
Total assets .................................    $ 73,836,039     $ 81,178,599
Trust certificates ...........................    $         --     $  7,300,000
Interest expense payable .....................    $         --     $     42,560
Total liabilities ............................    $  1,395,765     $  8,738,325
Accumulated realized
  capital losses -- net ......................    $   (408,181)    $   (526,088)
Unrealized appreciation -- net ...............    $  3,386,293     $  3,504,200
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
Statement of Operations
For the Year Ended July 31, 2006
--------------------------------------------------------------------------------
                                                     Previously
                                                      Reported        Restated
--------------------------------------------------------------------------------
Interest .......................................    $ 3,818,792     $ 4,066,373
Total income ...................................    $ 3,859,675     $ 4,107,256
Interest expense and fees ......................    $        --     $   247,581
Total expenses before reimbursement ............    $   868,480     $ 1,116,061
Total expenses after reimbursement .............    $   859,963     $ 1,107,544
Realized gain (loss) on
  investments -- net ...........................    $   202,314     $    70,314
Total realized gain (loss) -- net ..............    $   465,738     $   333,738
Change in unrealized appreciation/
  depreciation on
  investments-- net ............................    $(1,769,789)    $(1,637,789)
Total change in unrealized
  appreciation/
  depreciation -- net ..........................    $(1,830,932)    $(1,698,932)
--------------------------------------------------------------------------------


                 ANNUAL REPORTS                 JULY 31, 2006                51

--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
Statement of Changes in Net Assets
For the Year Ended July 31, 2006
--------------------------------------------------------------------------------
                                                     Previously
                                                      Reported        Restated
-------------------------------------------------------------------------------
Realized gain -- net ...........................    $   465,738     $   333,738
Change in unrealized appreciation/
  depreciation -- net ..........................    $(1,830,932)    $(1,698,932)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
Statement of Changes in Net Assets
For the Year Ended July 31, 2005
--------------------------------------------------------------------------------
                                                     Previously
                                                      Reported      Restated
--------------------------------------------------------------------------------
Realized gain -- net ...........................    $  606,108    $  806,838
Change in unrealized appreciation/
  depreciation -- net ..........................    $1,256,272    $1,055,542
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Pennsylvania Municipal Bond Fund
Financial Highlights
For the Years Ended July 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class A                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .98%     1.32%       1.01%     1.23%        .98%     1.06%        .98%     1.10%         1.00%    1.12%
Expenses ............       .99%     1.33%       1.02%     1.24%       1.00%     1.08%        .99%     1.11%         1.00%    1.12%
Portfolio turnover ..     30.38%       23%      36.25%       32%      66.08%       58%      34.92%       30%        30.23%      21%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class B                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.39%     1.73%       1.42%     1.64%       1.38%     1.47%       1.39%     1.51%         1.40%    1.51%
Expenses ............      1.40%     1.74%       1.43%     1.65%       1.40%     1.48%       1.40%     1.52%         1.40%    1.51%
Portfolio turnover ..     30.38%       23%      36.25%       32%      66.08%       58%      34.92%       30%        30.23%      21%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class C                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......      1.48%     1.82%       1.52%     1.74%       1.49%     1.57%       1.49%     1.61%         1.51%    1.63%
Expenses ............      1.50%     1.84%       1.53%     1.75%       1.50%     1.59%       1.49%     1.62%         1.51%    1.63%
Portfolio turnover ..     30.38%       23%      36.25%       32%      66.08%       58%      34.92%       30%        30.23%      21%
------------------------------------------------------------------------------------------------------------------------------------

                                2006                  2005                 2004                  2003                    2002
                        -------------------   -------------------   -------------------   -------------------    -------------------
                        Previously            Previously            Previously            Previously             Previously
Class I                  Reported  Restated    Reported  Restated    Reported  Restated    Reported  Restated     Reported  Restated
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of
reimbursement .......       .88%     1.22%        .91%     1.13%        .88%      .96%        .88%     1.00%          .90%    1.02%
Expenses ............       .89%     1.23%        .92%     1.14%        .89%      .98%        .89%     1.01%          .90%    1.02%
Portfolio turnover ..     30.38%       23%      36.25%       32%      66.08%       58%      34.92%       30%        30.23%      21%
------------------------------------------------------------------------------------------------------------------------------------

While the Statements of Assets and Liabilities, including the Schedules of Investments, for the Funds as of July 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements, the principal effects of the restatements would be to increase investments and liability for trust certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for the Funds for the years ended July 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements. However, the principal effects of the restatements would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/ depreciation on investments -- net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for the Funds for the years ended July 31, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatements, but the principal effects of the restatements, where applicable, would be to revise previously reported realized gain (loss) on investments -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.


52                ANNUAL REPORTS                 JULY 31, 2006

Notes to Financial Statements (concluded)

10. Subsequent Event:

On September 29, 2006, BlackRock, Inc. and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P., and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund, a part of Merrill Lynch Multi-State Municipal Series Trust, were renamed BlackRock Florida Municipal Bond Fund, BlackRock New Jersey Municipal Bond Fund, BlackRock Pennsylvania Municipal Bond Fund and BlackRock Multi-State Municipal Series Trust, respectively.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund, three of the portfolios constituting Merrill Lynch Multi-State Municipal Series Trust (the "Trust"), as of July 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows of Merrill Lynch Pennsylvania Municipal Bond Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund as of July 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended and for Merrill Lynch Pennsylvania Municipal Bond Fund, the statement of cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 9, the statements of assets and liabilities, including the schedules of investments, of the Funds, as of July 31, 2006, and the related statements of operations for the year then ended, and certain financial highlights for each of the five years in the period then ended have been restated. The statements of changes in net assets of Merrill Lynch Pennsylvania Municipal Bond Fund for each of the two years in the period ended July 31, 2006 have been restated. Additionally, the statements of changes in net assets of Merrill Lynch Florida Municipal Bond Fund and Merrill Lynch New Jersey Municipal Bond Fund for the year ended July 31, 2005 have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2006
(May 18, 2007 as to Notes 9 and 10)


                 ANNUAL REPORTS                 JULY 31, 2006                53

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of each Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The co-chairmen of the Board are also independent trustees. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of each Fund's investment advisory agreement (each, an "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to each Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to each Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by each Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of each Investment Advisory Agreement, the Board requests and receives materials specifically relating to each Fund's Investment Advisory Agreement. These materials are prepared separately with respect to each Fund and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team regarding investment strategies used by the Fund during its most recent fiscal year; and (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, and other relationships with the Fund. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, each Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with each Fund.

Certain Specific Renewal Data

In connection with the most recent renewal of each Fund's Investment Advisory Agreement in February 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, focusing on the investment advisory services and the resulting performance of each Fund. The Board uses data provided by Lipper and by management in its review of advisory services. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a


54                ANNUAL REPORTS                 JULY 31, 2006
comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Board concluded that the comparative data indicated that each Fund's performance was competitive. Considering all these factors, the Board concluded that each Fund's performance and the nature and quality of the services provided supported the continuation of its Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed each Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's municipal investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to each Fund's portfolio managers. The Board also considered the experience of each Fund's portfolio managers and noted that Mr. Sneeden, who is the portfolio manager of Merrill Lynch Florida Municipal Bond Fund, has more than 21 years experience in portfolio management. Mr. Jaeckel, who is the portfolio manager of Merrill Lynch New Jersey Municipal Bond Fund, has more than 15 years experience in portfolio management. Mr. Bock, who is the portfolio manager of Merrill Lynch Pennsylvania Municipal Bond Fund, has more than 16 years experience in portfolio management. The Board concluded that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by each Fund and that each Fund benefits from that experience.

Management Fees and Other Expenses -- The Board reviews each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board determined that each Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Board concluded that each Fund's management fee rate and overall expense ratio are reasonable.

Profitability -- The Board considers the cost of the services provided to each Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of each Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of each Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable each Fund to participate in these economies of scale. The Board noted that each Fund had established breakpoints to participate in economies of scale and concluded that each Fund was realizing an appropriate level of economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent trustees deliberated in executive session, the entire Board, including all of the independent trustees, approved the renewal of each existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


                 ANNUAL REPORTS                 JULY 31, 2006                55

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreements -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between each Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). Each Fund's New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreements at a meeting held on May 9, 2006. The Board also approved the issuance of new classes of shares of each Fund and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Funds.

To assist the Board in its consideration of the New Investment Advisory Agreements, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreements. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent trustees consulted with their counsel and the Funds' counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. Among other things, the independent trustees conferred about proposed reorganizations in which (i) Merrill Lynch New Jersey Municipal Bond Fund would acquire the assets and liabilities of BlackRock New Jersey Tax-Free Income Portfolio, a portfolio of BlackRock FundsSM, and (ii) Merrill Lynch Pennsylvania Municipal Bond Fund would acquire the assets and liabilities of BlackRock Pennsylvania Tax-Free Income Portfolio, another portfolio of BlackRock Funds. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreements.

In connection with the Board's review of the New Investment Advisory Agreements, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Funds should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Funds as investment products;


56                ANNUAL REPORTS                 JULY 31, 2006

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Funds as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Funds will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock- sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreements, including the fact that for each Fund, the schedule of total advisory fees will not increase by virtue of its New Investment Advisory Agreement, but will remain the same;

o that in February 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for each Fund (each a "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by each Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Funds in connection with the Board's consideration of the New Investment Advisory Agreements and related agreements and all costs of shareholder approval of the New Investment Advisory Agreements and as a result the Funds would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreements.

Certain of these considerations are discussed in more detail below.

In its review of each New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of each New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.


                 ANNUAL REPORTS                 JULY 31, 2006                57

In the period prior to the Board meetings to consider the renewal of each Fund's Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Fund's Current Investment Advisory Agreement. For each Fund, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, the Fund's portfolio turnover statistics and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the trustees considered information received in connection with their most recent continuation of each Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling. The trustees evaluated all information available to them on a fund by fund basis, and their determinations were made separately in respect of each Fund. The trustees, including a majority of the independent trustees, concluded that the terms of each Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared each Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under each Fund's New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The trustees considered the fact that it was being proposed that (i) Merrill Lynch New Jersey Municipal Bond Fund acquire the assets and liabilities of BlackRock New Jersey Tax-Free Income Portfolio, a portfolio of BlackRock Funds, and (ii) Merrill Lynch Pennsylvania Municipal Bond Fund acquire the assets and liabilities of BlackRock Pennsylvania Tax-Free Income Portfolio, another portfolio of BlackRock Funds, each as part of a reorganization.

The trustees were given information with respect to the potential benefits to each Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Funds will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to each Fund under its New Investment Advisory Agreement were expected to be as good as or better than that provided under its Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in per-


58                ANNUAL REPORTS                 JULY 31, 2006
sonnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of each Fund's Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared each Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each such Fund. The Board concluded that each Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under each New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the corresponding Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for any Fund's advisory and administrative services. The trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with each Fund.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with each Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of each Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that each Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each Fund's New Investment Advisory Agreement is substantially similar to its Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees concluded that, because the rates for advisory fees for each Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- The trustees considered whether the Funds would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Funds. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreements. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of each Current Investment Advisory Agreement, and their discussions with management of the Invest-


                 ANNUAL REPORTS                 JULY 31, 2006                59

Disclosure of New Investment Advisory Agreement (concluded)

ment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The trustees noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for each Fund. The trustees compared each Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The trustees believed each Fund's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds.

Conclusion -- After the independent trustees of the Funds deliberated in executive session, the entire Board, including the independent trustees, approved each Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of Fund shareholders. In approving each New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreements -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreements, the Board, including the independent trustees, also discussed and approved contingent subadvisory agreements (the "Contingent Subadvisory Agreements") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Contingent Subadvisory Agreement is intended to ensure that a Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreements would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of each Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to each Contingent Subadvisory Agreement, a Fund's BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreements.


60                ANNUAL REPORTS                 JULY 31, 2006

In making its approvals at the May in-person meeting, the Board considered the Contingent Subadvisory Agreements in conjunction with the New Investment Advisory Agreements and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered, in conjunction with the Contingent Subadvisory Agreements, the necessity of ensuring that the Funds operate with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rates provided in the Contingent Subadvisory Agreements, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by a Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by a Fund to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved each Contingent Subadvisory Agreement, concluding that the advisory fees were reasonable in relation to the services provided and that each Contingent Subadvisory Agreement was in the best interests of shareholders.

Important Tax Information

All of the net investment income distributions paid monthly by Merrill Lynch Florida Municipal Bond Fund, Merrill Lynch New Jersey Municipal Bond Fund and Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust during the taxable year ended July 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.


                 ANNUAL REPORTS                 JULY 31, 2006                61

Officers and Trustees

                                                                                                      Number of
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;  131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and   178 Portfolios
            08543-9011     Trustee               FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51                              from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in 1999
                                                 and Executive Vice President thereof from 1991 to
                                                 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Trustee      1995 to  Director, The China Business Group, Inc. since       39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from       59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 62                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Trustee      2005 to  Professor, Harvard University since 1992;            39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology     59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Trustee      2002 to  Member of the Committee of Investment of Employee    39 Funds        Kimco
Grills**    Princeton, NJ               present  Benefit Assets of the Association of Financial       59 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                        Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation
                                                 ("IBM") and Chief Investment Officer of IBM
                                                 Retirement Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State of New
                                                 York Common Retirement Fund since 1989; Member of
                                                 the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and Chairman
                                                 thereof since 2005; Director, Montpelier
                                                 Foundation since 1998 and its Vice Chairman since
                                                 2000; Member of the Investment Committee of the
                                                 Woodberry Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust for
                                                 Historic Preservation since 2000.


62                ANNUAL REPORTS                 JULY 31, 2006

                                                                                                      Number of
                                                                                                      Portfolios in   Other Public
                           Position(s)  Length of                                                     Fund Complex    Directorships
                           Held with    Time                                                          Overseen by     Held by
Name        Address & Age  Funds        Served   Principal Occupation(s) During Past 5 Years          Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Trustee      1987 to  Chairman of the Board of Directors of Vigilant       39 Funds        None
London      Princeton, NJ               present  Research, Inc. since 2006; Member of the Board of    59 Portfolios
            08543-9095                           Directors for Grantham University since 2006; of
            Age: 67                              AIMS since 2006; Director of Reflex Security since
                                                 2006; Director of InnoCentive, Inc. since 2006;
                                                 Director of Cerego, LLC since 2005; Professor
                                                 Emeritus, New York University since 2005; John M.
                                                 Olin Professor of Humanities, New York University
                                                 from 1993 to 2005 and Professor thereof from 1980
                                                 to 2005; President, Hudson Institute since 1997
                                                 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Trustee      2000 to  Shareholder, Modrall, Sperling, Roehl, Harris &      39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar       59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 63                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly and Ramo, Attorneys at
                                                 Law P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico (now
                                                 Wells Fargo) from 1975 to 1976; Vice President,
                                                 American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Trustee      2002 to  Principal of STI Management (investment adviser)     39 Funds        None
Salomon,    Princeton, NJ               present  from 1994 to 2005; Chairman and CEO of Salomon       59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Trustees and the Audit Committee.


                 ANNUAL REPORTS                 JULY 31, 2006                63

Officers and Trustees (concluded)



                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds        Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to     Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present     First Vice President of MLIM and FAM from 1997 to 2005: Senior Vice President
            08543-9011     and          and 1999    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
            Age: 46        Treasurer    to present  President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
                                                    Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                                    2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2003 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Jacob       Princeton, NJ  President    present     Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 55
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2003 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
Loffredo    Princeton, NJ  President    present     Director of MLIM from 1997 to 2000.
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1997 to     Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005; Vice
Bock        Princeton, NJ  President    present     President of MLIM from 1989 to 2005.
            08543-9011
            Age: 70
------------------------------------------------------------------------------------------------------------------------------------
Theodore R. P.O. Box 9011  Vice         1997 to     Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2005;
Jaeckel Jr. Princeton, NJ  President    present     Director of MLIM from 1997 to 2005; Vice President of MLIM from 1991 to 1997.
            08543-9011
            Age: 46
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         1997 to     Director of MLIM since 2005; Vice President of MLIM from 1998 to 2005; Assistant
Sneeden     Princeton, NJ  President    present     Vice President of MLIM from 1994 to 1998.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to     Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present     and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
            08543-9011     Officer                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
            Age: 54                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                    Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                    Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                    Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                    Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                    from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to     Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
Pellegrino  Princeton, NJ               present     to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
            08543-9011                              and Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Funds' Officers and Trustees is available in the Funds' Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Funds. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Funds. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


64                ANNUAL REPORTS                 JULY 31, 2006

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                 ANNUAL REPORTS                 JULY 31, 2006                65

Proxy Results

During the six-month period ended July 31, 2006, shareholders of Merrill Lynch Florida Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust voted on the following proposals. With respect to Proposals 1 and 3, the meeting on July 31, 2006 was adjourned until August 31, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------
                                                    Shares Voted     Shares Voted      Shares Voted
                                                        For             Against           Abstain
---------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement.    6,714,078         126,160           190,766
---------------------------------------------------------------------------------------------------
3. To approve a contingency subadvisory agreement.    6,664,366         143,875           222,763
---------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2006, shareholders of Merrill Lynch New Jersey Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------
                                                    Shares Voted     Shares Voted      Shares Voted
                                                        For             Against           Abstain
---------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement.    6,213,996         220,737           192,616
---------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.     6,203,825         225,683           197,840
---------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2006, shareholders of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on July 31, 2006. A description of the proposals and number of shares voted were as follows:

---------------------------------------------------------------------------------------------------
                                                    Shares Voted     Shares Voted      Shares Voted
                                                        For             Against           Abstain
---------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement.    3,627,411         256,060           89,844
---------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.     3,624,464         261,130           87,721
---------------------------------------------------------------------------------------------------


66                ANNUAL REPORTS                 JULY 31, 2006

Electronic Delivery

The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                 ANNUAL REPORTS                 JULY 31, 2006                67

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

These reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Florida Municipal Bond Fund
Merrill Lynch New Jersey Municipal Bond Fund
Merrill Lynch Pennsylvania Municipal Bond Fund
Of Merrill Lynch Multi-State Municipal Series Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                               #MBFLNJPA -- 7/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         BlackRock Florida Municipal Bond Fund

         (a) Audit Fees -         Fiscal Year Ending July 31, 2006 - $26,500
                                  Fiscal Year Ending July 31, 2005 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending July 31, 2006 - $6,000
                                  Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         BlackRock New Jersey Municipal Bond Fund

         (a) Audit Fees -         Fiscal Year Ending July 31, 2006 - $26,500
                                  Fiscal Year Ending July 31, 2005 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending July 31, 2006 - $12,900
                                  Fiscal Year Ending July 31, 2005 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending July 31, 2006 - $6,000
                                  Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         BlackRock Pennsylvania Municipal Bond Fund

         (a) Audit Fees -         Fiscal Year Ending July 31, 2006 - $25,500
                                  Fiscal Year Ending July 31, 2005 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending July 31, 2006 - $12,900
                                  Fiscal Year Ending July 31, 2005 - $0

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending July 31, 2006 - $6,000
                                  Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2006 - $2,186,750 Fiscal Year Ending July 31, 2005 - $7,926,666

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,409,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

         Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

         Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

         A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

         Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at July 31, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended July 31, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

         Subsequent to July 31, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to July 31, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-State Municipal Series Trust


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi-State Municipal Series Trust

Date: June 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Multi-State Municipal Series Trust

Date: June 7, 2007


By: /s/ Donald C. Burke
    --------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Multi-State Municipal Series Trust

Date: June 7, 2007